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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number 811-21371


                               Janus Adviser
          (Exact name of registrant as specified in charter)


          151 Detroit Street, Denver, Colorado  80206
          (Address of principal executive offices)         (Zip code)


         Kelley Abbott Howes, 151 Detroit Street, Denver, Colorado  80206
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  303-333-3863


Date of fiscal year end: 02/29


Date of reporting period: For the two months ended 02/29/04

Item 1 - Reports to Shareholders

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2004 ANNUAL REPORT
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JANUS ADVISER                      US Value Fund

                                   International Equity Fund

                                                            [LOGO] JANUS CAPITAL
                                                                        Group

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

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TABLE OF CONTENTS

JANUS ADVISER

     Portfolio Managers' Commentaries and Schedules of Investments

          US Value Fund .............................................     1

          International Equity Fund .................................     5

     Statements of Assets and Liabilities ...........................    10

     Statements of Operations .......................................    11

     Statements of Changes in Net Assets ............................    12

     Financial Highlights ...........................................    13

     Notes to Schedules of Investments ..............................    17

     Notes to Financial Statements ..................................    18

     Report of Independent Auditors .................................    28

     Explanations of Charts, Tables and Financial Statements ........    29

     Designation Requirements .......................................    31

     Trustees and Officers ..........................................    32

Note: This Annual Report covers an abbreviated reporting period due to the Funds' recent reorganization as Janus funds. Going forward, Semiannual and Annual Reports will be dated as of August 31 and February 28, respectively.

You may also view fund performance, portfolio holdings and other information regarding your investment at any time on www.janus.com.

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US VALUE FUND (unaudited)                                Sub-advised by Vontobel
                                                         Asset Management, Inc.

FUND PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

[PHOTO]
Ed Walczak
portfolio manager

PERFORMANCE OVERVIEW

For the two month period ended February 29, 2004, the Fund gained 3.99% for its Investor Shares, 3.95% for its Class I Shares, 1.87%*** for its Class C Shares and (1.99)%*** for its Class A Shares, while its benchmark, the S&P 500 Index, returned 3.25%.

MARKET OVERVIEW

U.S. stocks generally gained during the two month period, extending the rally that began in March 2003 and lifting several major indexes to levels not seen in nearly three years. Factors supporting the market's advance included stronger corporate earnings and economic growth, signs of job market improvement, a pickup in merger activity, and repeated assurances from the Federal Reserve that short-term interest rates will remain low due to low inflation. Also encouraging were signs that consumer demand remained strong and business spending continued to improve.

MANAGER'S OVERVIEW

Q. HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

Many lower-quality, economically sensitive stocks appreciated in price during the period. While these types of stocks may provide investors short-term periods of outperformance, we look to invest in companies that have sustainable business models and will outperform through all types of market conditions. Therefore, we continued to avoid these lower-quality names, as our investable universe seeks well-managed companies with long operating histories in understandable, predictable businesses that are attractively priced.

Over the past two months, higher stock prices allowed us to trim or sell portfolio holdings that reached our price targets. Although we generally redeploy such assets among other investments we deem attractive, we felt that the stocks in our investable universe did not offer attractive entry points and therefore held a higher cash position than normal.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Berkshire Hathaway, owner of a diverse range of businesses, as well as consumer financial services company Freddie Mac, were among our stronger performers during the period. We continued to hold large positions in these stocks, as we believe they are the most undervalued within our investable universe.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

The Fund's most significant detractor was Fifth Third Bancorp, a diversified financial services company. Also holding back results were our positions in insurance company Old Republic International Corporation and Health Management Associates, an owner and operator of general acute care hospitals and psychiatric hospitals in non-urban communities.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?

Select holdings in the financial and consumer discretionary groups provided the biggest boost to the Fund's absolute performance. These two sectors comprised the majority of the Fund's total assets. Healthcare was the only sector that contributed negatively to our absolute results.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?

Despite our larger-than-normal cash position and what we believe is a scarcity of good companies selling for cheap prices, we are optimistic about the future. We will continue to attempt to prudently manage risk with the goal of delivering solid, absolute returns for our shareholders.

                                             Janus Adviser  February 29, 2004  1

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US VALUE FUND (unaudited)

US Value Fund - Class A Shares(at MOP)*** $57,477

S&P 500(R) Index $45,478

INITIAL INVESTMENT OF $10,000

[LINE GRAPH]

A graphic comparison of the change in value of a hypothetical $10,000 investment in US Value Fund - Class A Shares(at MOP) and the S&P 500(R) Index. US Value Fund - Class A Shares(at MOP) is represented by a shaded area of blue. The S&P 500(R) is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, March 30, 1990, through February 29, 2004. The upper right quadrant reflects the ending value of the hypothetical investment in US Value Fund - Class A Shares(at
MOP) ($57,477) as compared to the S&P 500(R) ($45,478).

Average Annual Total Return - for the periods ended February 29, 2004
--------------------------------------------------------------------------------
                             FISCAL     ONE       FIVE       TEN      SINCE
                          YEAR-TO-DATE  YEAR      YEAR       YEAR   INCEPTION*
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US Value Fund
- Investor Shares             3.99%    38.06%    10.41%     14.45%    13.70%
--------------------------------------------------------------------------------
US Value Fund
- Class I Shares              3.95%    38.04%    10.28%     14.30%    13.57%
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US Value Fund
- Class C Shares at NAV**     3.86%    36.45%     9.62%     13.67%    13.00%
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US Value Fund
- Class C Shares at MOP***    1.87%    33.82%     9.40%     13.56%    12.92%
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US Value Fund
- Class A Shares at NAV**     3.99%    38.18%    10.50%     14.69%    13.87%
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US Value Fund
- Class A Shares at MOP***   (1.99)%   30.21%     9.20%     14.01%    13.39%
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S&P 500(R)Index               3.25%    38.50%    (0.12)%    11.35%    11.50%
--------------------------------------------------------------------------------

Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for current month-end performance information.

* The Fund's inception date - March 30, 1990. Returns stated for periods prior to October 13, 2003 are derived from the historical performance of Class A Shares of Vontobel US Value Fund. Returns are restated to reflect the higher fees and expenses of US Value Fund.

** Performance is shown at Net Asset Value (NAV) which does not include any applicable sales loads or contingent deferred sales charges. Performance would have been lower had these charges been taken into account.

*** Performance is shown at Maximum Offering Price (MOP) which includes the maximum 5.75% and 1.00% upfront sales charge on Class A Shares and Class C Shares, respectively.

     The performance shown for Class A Shares does not reflect the 1.00% contingent deferred sales charge that may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and redeemed within 12 months of purchase. The one-year performance for Class C Shares reflects a contingent deferred sales charge of 1.00%, which applies to C Shares redeemed within 12 months of purchase.

Fund Strategy
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This nondiversified value fund seeks to find US companies of any size that the portfolio manager believes are attractively priced.

Fund Asset Mix - (% of Net Assets)
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[PIE CHART]

Common Stock - Foreign - 1.5%

Cash and Cash Equivalents - 29.8%

Common Stock - Domestic - 68.7%

Number of Stocks: 25
Top 10 Equities: 48.9%

2  Janus Adviser  February 29, 2004

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Top 10 Equity Holdings - (% of Net Assets)
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                                           FEBRUARY 29, 2004   DECEMBER 31, 2003

Berkshire Hathaway, Inc. - Class A                      9.2%               12.8%
Freddie Mac                                             6.6%                8.4%
Fannie Mae                                              6.1%                8.1%
Cincinnati Financial Corp.                              5.6%                6.0%
American International Group, Inc.                      4.4%                6.5%
TJX Companies, Inc.                                     3.8%                4.0%
Markel Corp.                                            3.5%                4.0%
Universal Health Services, Inc. - Class B               3.3%                3.5%
Fifth Third Bancorp                                     3.2%                3.8%
Wells Fargo & Co.                                       3.2%                3.7%

Top Industries - Fund vs. Index (% of Net Assets)
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[BAR CHART]

                                        US Value       S&P 500(R)
                                          Fund           Index

Finance - Mortgage Loan Banker            12.7%            1.3%
Multi-Line Insurance                      11.0%            3.0%
Reinsurance                                9.2%             -
Medical - Hospitals                        7.7%            0.3%
Property and Casualty Insurance            6.9%            0.8%
Super-Regional Banks                       6.4%            5.3%
Retail - Discount                          3.8%            3.2%
Finance - Credit Card                      2.7%            1.2%
Food - Retail                              1.7%            0.9%
Beverages - Wine and Spirits               1.5%            0.1%

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All returns include reinvested dividends and capital gains, but do not include the effect of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See Notes to Schedules of Investments for index definitions.

See "Explanations of Charts, Tables and Financial Statements."

See Note 6 in Notes to Financial Statements.

This Fund is designed for long-term investors who can accept the special risks associated with value investing. A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers than a "diversified" portfolio. Nondiversified portfolios may experience greater price volatility.

The Fund may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

A fund's performance for very short time periods may not be indicative of future performance.

There is no assurance the investment process will consistently lead to successful investing.

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

Janus Capital Management LLC has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least September 30, 2005. Without such waivers, total returns would have been lower.

                                             Janus Adviser  February 29, 2004  3

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US VALUE FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 70.2%

Beverages - Wine and Spirits - 1.5%
      22,200    Diageo PLC (ADR) ............................    $    1,257,630

Commercial Banks - 1.1%
      21,500    Corus Bankshares, Inc. ......................           873,115

Fiduciary Banks - 1.2%
      18,700    State Street Corp. ..........................         1,004,751

Finance - Credit Card - 2.7%
      41,900    American Express Co. ........................         2,238,298

Finance - Mortgage Loan Banker - 12.7%
      66,374    Fannie Mae ..................................         4,971,413
      86,200    Freddie Mac .................................         5,337,504

                                                                     10,308,917

Food - Diversified - 0.8%
      13,500    General Mills, Inc. .........................           620,730

Food - Retail - 1.7%
      60,700    Safeway, Inc.* ..............................         1,388,209

Instruments - Controls - 1.4%
      48,600    Watts Water Technologies, Inc. - Class A ....         1,124,604

Medical - Hospitals - 7.7%
      38,200    HCA, Inc. ...................................         1,624,264
      89,300    Health Management Associates, Inc. - Class A          1,990,497
      49,300    Universal Health Services, Inc. - Class B ...         2,658,749

                                                                      6,273,510

Motorcycle and Motor Scooter Manufacturing - 1.0%
      15,100    Harley-Davidson, Inc. .......................           802,112

Multi-Line Insurance - 11.0%
      49,000    American International Group, Inc. ..........         3,626,000
     100,350    Cincinnati Financial Corp. ..................         4,519,764
      34,337    Old Republic International Corp. ............           810,353

                                                                      8,956,117

Property and Casualty Insurance - 6.9%
      32,800    Chubb Corp. .................................         2,328,144
      10,530    Markel Corp.* ...............................         2,865,845
       8,000    Mercury General Corp. .......................           408,800

                                                                      5,602,789

Reinsurance - 9.2%
          79    Berkshire Hathaway, Inc. - Class A* .........         7,465,500

Retail - Discount - 3.8%
     132,900    TJX Companies, Inc. .........................         3,129,795

Savings/Loan/Thrifts - 0.7%
       5,300    Golden West Financial Corp. .................           611,726

Super-Regional Banks - 6.4%
      46,900    Fifth Third Bancorp .........................         2,627,338
      45,400    Wells Fargo & Co. ...........................         2,603,690

                                                                      5,231,028

Textile-Home Furnishings - 0.4%
       3,800    Mohawk Industries, Inc.* ....................           316,540
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Total Common Stock (cost $44,990,406) .......................        57,205,371
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Repurchase Agreement - 4.9%
$  4,000,000    Banc of America Securities LLC, 1.09%
                   dated 2/27/04, maturing 3/1/04
                   to be repurchased at $4,000,363
                   collateralized by $4,485,994
                   in U.S. Government Agencies
                   4.00% - 6.50%, 2/1/11 - 2/1/34
                   with a value of $4,080,000
                   (cost $4,000,000) ........................    $    4,000,000
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Short-Term U.S. Government Agencies - 25.2%
                Federal Home Loan Bank System
  20,500,000       0.91%, 3/1/04
                   (amortized cost $20,500,000) .............        20,500,000
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Total Investments (total cost $69,490,406) - 100.3% .........        81,705,371
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Liabilities, net of Cash, Receivables and Other Assets - (0.3)%        (273,494)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $   81,431,877
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Summary of Investments by Country, February 29, 2004

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
United Kingdom                                     1.5%          $     1,257,630
United States++                                   98.5%               80,447,741
--------------------------------------------------------------------------------
Total                                            100.0%          $    81,705,371

++ Includes Short - Term Securities (68.5% excluding Short - Term Securities)

See Notes to Schedules of Investments and Financial Statements.

4  Janus Adviser  February 29, 2004

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INTERNATIONAL EQUITY FUND (unaudited)                    Sub-advised by Vontobel
                                                         Asset Management, Inc.

FUND PERFORMANCE AND MARKET COMMENTARY
--------------------------------------------------------------------------------

[PHOTO]
Rajiv Jain
portfolio manager

PERFORMANCE OVERVIEW

For the two month period ended February 29, 2004, the Fund gained 4.25% for its Investor Shares, 4.25% for its Class I Shares, 2.08%*** for its Class C Shares and (1.78)%*** for its Class A Shares, while its benchmark, the MSCI EAFE(R) Index, gained 3.76%.

MARKET OVERVIEW

International stocks generally edged higher during the two-month period, continuing the powerful surge that began in March 2003. The advance was broad-based, with indices in all major regions and most countries tacking on gains. This global economic resurgence was led by significant gains in U.S. GDP growth, which helped boost investor optimism. Also benefiting results was the continued weakness of the U.S. dollar.

MANAGER'S OVERVIEW

Q. HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

We continued to find what we believe are high-quality names. Our investments in this region have enjoyed decent growth and, in our opinion, have reasonable valuations and fairly predictable franchises. Meanwhile, we remained wary of the U.S. dollar.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

The biggest contributor to the Fund's absolute results was Northern Rock, a specialized mortgage lender that provides residential mortgages for both the retail and wholesale markets. Our holdings in Johnston Press, a publishing company operator, also helped boost performance, as did our investment in international brewer Heineken.

Q. WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Amorepacific was the Fund's largest detractor. Also topping our list of detractors were tobacco company Swedish Match and Macquarie Bank, a national investment bank providing financial services to customers in Australia.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE?

Our holdings in the consumer staples and financials groups provided the biggest boost to the Fund's absolute performance. These two sectors comprised the majority of the Fund's total assets. Healthcare, which represented a small percentage of the Fund's total assets, was the only sector that contributed negatively to our absolute results.

Q. HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?

While we're pleased with our short-term performance, we take a longer term view and strive to grow the value of the Fund in absolute terms in the long run. Although we believe the Fund should continue to deliver high single to low double-digit earnings growth, we also believe the risk of underperforming our benchmark still exists, particularly if global economies continue to grow at current rates and commodity prices increase even further. By focusing on companies with long operating histories, stable growth trends, strong fundamentals and easy-to-understand business strategies, we're confident we should be able to continue delivering solid results for the Fund's shareholders in the long run. The Fund has done well in absolute terms over the past 12 months, so some pullback should be expected.

                                             Janus Adviser  February 29, 2004  5

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INTERNATIONAL EQUITY FUND (unaudited)

International Equity Fund - Class A Shares (at MOP)*** $20,287

Morgan Stanley Capital International EAFE(R) Index $18,264

INITIAL INVESTMENT OF $10,000

[LINE GRAPH]

A graphic comparison of the change in value of a hypothetical $10,000 investment in International Equity Fund - Class A Shares (at MOP) and the Morgan Stanley Capital International EAFE(R) Index. International Equity Fund - Class A Shares (at MOP) is represented by a shaded area of blue. The Morgan Stanley Capital International EAFE(R) Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, July 6, 1990, through February 29, 2004. The upper right quadrant reflects the ending value of the hypothetical investment in International Equity Fund - Class A Shares (at MOP) ($20,287) as compared to the Morgan Stanley Capital International EAFE(R) Index ($18,264).

Average Annual Total Return - for the periods ended February 29, 2004
--------------------------------------------------------------------------------
                             Fiscal     One       Five       Ten      Since
                         Year-to-Date   Year      Year       Year   Inception*
--------------------------------------------------------------------------------
International Equity Fund
- Investor Shares             4.25%    45.82%     1.07%      4.09%     5.69%
--------------------------------------------------------------------------------
International Equity Fund
- Class I Shares              4.25%    45.70%     0.96%      3.96%     5.57%
--------------------------------------------------------------------------------
International Equity Fund
- Class C Shares at NAV**     4.01%    46.61%     0.80%      3.65%     5.20%
--------------------------------------------------------------------------------
International Equity Fund
- Class C Shares at MOP***    2.08%    43.75%     0.60%      3.54%     5.12%
--------------------------------------------------------------------------------
International Equity Fund
- Class A Shares at NAV**     4.25%    45.91%     1.15%      4.18%     5.78%
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International Equity Fund
- Class A Shares at MOP***   (1.78)%   37.52%    (0.04)%     3.56%     5.32%
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Morgan Stanley Capital
International EAFE(R)Index#   3.76%    53.58%     1.23%      4.03%     4.51%
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Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the figures shown. Call 1-800-525-1068 or visit janus.com for current month-end performance information.

* The Fund's inception date - July 6, 1990. Since inception returns reflect the returns of Vontobel International Equity Fund from July 6, 1990, when Vontobel Asset Management, Inc. became the Fund's investment adviser. Previous periods during which the Fund was advised by other investment advisers are not shown. Returns stated for periods prior to October 13, 2003 are derived from the historical performance of Class A Shares of Vontobel International Equity Fund. Returns are restated to reflect the higher fees and expenses of International Equity Fund.

** Performance is shown at Net Asset Value (NAV) which does not include any applicable sales loads or contingent deferred sales charges. Performance would have been lower had these charges been taken into account.

*** Performance is shown at Maximum Offering Price (MOP) which includes the maximum 5.75% and 1.00% upfront sales charge on Class A Shares and Class C Shares, respectively.

     The performance shown for Class A Shares does not reflect the 1.00% contingent deferred sales charge that may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and redeemed within 12 months of purchase. The one-year performance for Class C Shares reflects a contingent deferred sales charge of 1.00%, which applies to Class C Shares redeemed within 12 months of purchase.

# Since inception return is calculated based on historical information from June 30, 1990 to February 29, 2004.

Fund Strategy
--------------------------------------------------------------------------------
This diversified fund seeks to invest in securities of companies located primarily outside the U.S. that the portfolio manager believes are attractively priced.

Fund Asset Mix - (% of Net Assets)
--------------------------------------------------------------------------------

[PIE CHART]

Preferred Stock - 1.4%

Cash and Cash Equivalents - 2.0%

Common Stock - Foreign - 96.6%

Number of Stocks: 49
Top 10 Equities: 34.9%

6  Janus Adviser  February 29, 2004

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Top 10 Equity Holdings - (% of Net Assets)
--------------------------------------------------------------------------------
                                           FEBRUARY 29, 2004   DECEMBER 31, 2003

Anglo Irish Bank Corporation PLC                        4.5%                4.0%
Northern Rock PLC                                       4.2%                4.0%
Diageo PLC                                              4.0%                3.7%
Heineken N.V                                            3.7%                3.2%
Nestle S.A                                              3.4%                3.5%
Tesco PLC                                               3.4%                2.5%
ABN AMRO Holding N.V                                    3.1%                3.9%
British American Tobacco PLC                            3.0%                2.9%
Johnston Press PLC                                      2.9%                2.5%
Macquarie Bank, Ltd.                                    2.7%                2.5%

Top Industries - Fund vs. Index (% of Net Assets)
--------------------------------------------------------------------------------

[BAR CHART]

                                 International    MSCI EAFE(R)
                                  Equity Fund        Index

Commercial Banks                     13.9%            4.9%
Tobacco                               9.4%            0.7%
Food - Retail                         6.7%            1.5%
Money Center Banks                    5.6%           12.7%
Food - Diversified                    5.2%            4.9%
Gas - Distribution                    4.6%            0.7%
Mortgage Banks                        4.2%             -
Beverages - Wines and Spirits         4.0%            0.7%
Brewery                               3.7%            0.6%
Cosmetics and Toiletries              3.1%            0.6%

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All returns include reinvested dividends and capital gains, but do not include the effect of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. See Notes to Schedules of Investments for index definitions.

See "Explanations of Charts, Tables and Financial Statements."

See Note 6 in Notes to Financial Statements.

For Investor Shares and Class I Shares, a 1.00% redemption fee may be imposed on shares held for 3 months or less. Effective May 1, 2004, the redemption fee will increase to 2.00% on shares purchased on or after that date.

The Fund may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

A fund's performance for very short time periods may not be indicative of future performance.

There is no assurance the investment process will consistently lead to successful investing.

Janus Capital Management LLC has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least September 30, 2005. Without such waivers, total returns would have been lower.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

                                             Janus Adviser  February 29, 2004  7

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INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 96.6%

Automotive - Cars and Light Trucks - 1.8%
      12,800    Honda Motor Company, Ltd. ...................    $      557,642

Beverages - Non-Alocholic - 1.3%
         700    Lotte Chilsung Beverage Company, Ltd. .......           386,905

Beverages - Wine and Spirits - 4.0%
      88,515    Diageo PLC** ................................         1,223,785

Brewery - 3.7%
      26,382    Heineken N.V.** .............................         1,121,062

Building - Residential and Commercial - 2.1%
      63,176    Barratt Developments PLC** ..................           650,108

Commercial Banks - 13.9%
      42,030    ABN AMRO Holding N.V.** .....................           970,810
      81,577    Anglo Irish Bank Corporation PLC** ..........         1,383,553
      38,996    Australia and New Zealand Banking
                   Group, Ltd.** ............................           541,272
       2,622    Banco Itau Holdings Financeira S.A ..........           249,102
      12,733    Banco Popular Espanol S.A.** ................           772,843
      18,300    Svenska Handelsbanken A.B. - Class A ........           344,161

                                                                      4,261,741

Commercial Services - 1.1%
     299,200    Singapore Airport Terminal Services, Ltd. ...           349,777

Cosmetics and Toiletries - 3.1%
       3,760    Amorepacific Corp. ..........................           543,538
      20,000    Kao Corp. ...................................           421,929

                                                                        965,467

Distribution/Wholesale - 1.6%
     124,000    Esprit Holdings, Ltd. .......................           484,285

Diversified Operations - 3.0%
      42,900    Remgro, Ltd. ................................           472,439
      21,300    Wesfarmers, Ltd.** ..........................           451,936

                                                                        924,375

Diversified Operations - Commercial Services - 1.8%
      68,086    Bunzl PLC** .................................           563,540

Electric - Transmission - 2.3%
      40,700    Red Electrica de Espana .....................           692,804

Finance - Investment Bankers/Brokers - 2.7%
      32,500    Macquarie Bank, Ltd.** ......................           829,996

Food - Confectionary - 2.3%
         398    Lindt & Spruengli A.G.** ....................           358,813
         740    Lotte Confectionery Company, Ltd. ...........           342,942

                                                                        701,755

Food - Diversified - 5.2%
      66,917    Cadbury Schweppes PLC** .....................           551,381
       3,990    Nestle S.A.** ...............................         1,052,439

                                                                      1,603,820

Food - Retail - 6.7%
       1,700    Colruyt N.V.** ..............................           193,693
     216,837    Tesco PLC** .................................         1,036,197
      97,281    William Morrison Supermarkets PLC** .........           442,761
      42,900    Woolworths, Ltd.** ..........................           388,258

                                                                      2,060,909

Gambling - Non-Hotel - 1.5%
      51,500    TABCORP Holdings, Ltd.** ....................    $      449,799

Gas - Distribution - 4.6%
      61,800    Enagas** ....................................           713,346
     191,000    Tokyo Gas Company, Ltd. .....................           709,738

                                                                      1,423,084

Money Center Banks - 5.6%
       7,500    BNP Paribas S.A.** ..........................           473,858
      24,876    Royal Bank of Scotland Group PLC** ..........           786,651
      11,900    State Bank of India (GDR) ...................           452,200

                                                                      1,712,709

Mortgage Banks - 4.2%
      90,738    Northern Rock PLC** .........................         1,304,196

Multi-Line Insurance - 1.5%
       8,200    CNP Assurances** ............................           473,153

Office Automation and Equipment - 1.9%
      29,000    Ricoh Company, Ltd. .........................           586,582

Property and Casualty Insurance - 2.5%
          61    Millea Holdings, Inc. .......................           781,622

Publishing - Newspapers - 2.9%
      92,700    Johnston Press PLC** ........................           889,411

Real Estate Management/Services - 1.3%
      11,400    Daito Trust Construction Company, Ltd. ......           393,355

Real Estate Operating/Development - 1.8%
      54,100    Westfield Holdings, Ltd.** ..................           538,457

Retail - Jewelry - 1.5%
     241,670    Signet Group PLC** ..........................           455,220

Soap And Cleaning Preparations - 1.3%
      15,058    Reckitt Benckiser PLC** .....................           392,902

Tobacco - 9.4%
      59,833    British American Tobacco PLC** ..............           912,735
      30,100    Imperial Tobacco Group PLC** ................           647,414
      18,400    ITC, Ltd. (GDR) .............................           509,312
      31,400    Souza Cruz S.A ..............................           330,441
      52,400    Swedish Match A.B ...........................           499,772

                                                                      2,899,674
--------------------------------------------------------------------------------
Total Common Stock (cost $22,750,254) .......................        29,678,135
--------------------------------------------------------------------------------
Preferred Stock - 1.4%

Medical - Hospitals - 1.4%
       9,000    Rhoen-Klinikum A.G.** (cost $441,448) .......           447,299
--------------------------------------------------------------------------------
Short-Term U.S. Government Agency - 3.6%

                Federal Home Loan Bank System
$  1,100,000       0.91%, 3/1/04
                   (amortized cost $1,100,000) ..............         1,100,000
--------------------------------------------------------------------------------
Total Investments (total cost $24,291,702) - 101.6% .........        31,225,434
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (1.6)%        (504,888)
--------------------------------------------------------------------------------
Net Assets - 100%............................................       $30,720,546
--------------------------------------------------------------------------------

See Notes to Schedules of Investments and Financial Statements.

8  Janus Adviser  February 29, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Summary of Investments by Country, February 29, 2004

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Australia                                         10.2%          $     3,199,718
Belgium                                            0.6%                  193,693
Bermuda                                            1.6%                  484,285
Brazil                                             1.9%                  579,542
France                                             3.0%                  947,011
Germany                                            1.4%                  447,299
India                                              3.1%                  961,512
Ireland                                            4.4%                1,383,554
Japan                                             11.1%                3,450,870
Netherlands                                        6.7%                2,091,872
Singapore                                          1.1%                  349,777
South Africa                                       1.5%                  472,439
South Korea                                        4.1%                1,273,384
Spain                                              7.0%                2,178,992
Sweden                                             2.7%                  843,932
Switzerland                                        4.5%                1,411,252
United Kingdom                                    31.6%                9,856,302
United States++                                    3.5%                1,100,000
--------------------------------------------------------------------------------
Total                                            100.0%          $    31,225,434

++ Includes Short-Term Securities (0% excluding Short-Term Securities)

Forward Currency Contracts, Open at February 29, 2004

Currency Sold and                                   Currency         Unrealized
Settlement Date                     Units    Value in $ U.S.         Gain/(Loss)
--------------------------------------------------------------------------------
Australian Dollar 9/1/04        1,210,000    $       935,935    $       (27,878)
British Pound 9/1/04            1,335,000          2,437,169             11,355
Euro 9/1/04                     1,640,000          2,027,915              4,947
Swiss Franc 9/1/04                461,000            364,808              1,297
--------------------------------------------------------------------------------
Total                                        $     5,765,827    $       (10,279)

See Notes to Schedules of Investments and Financial Statements.

                                             Janus Adviser  February 29, 2004  9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES

As of February 29, 2004                                         US Value      International
(all numbers in thousands except net asset value per share)      Fund(1)      Equity Fund(2)

-------------------------------------------------------------------------------------------
Assets:
   Investments at cost                                        $     69,490     $     24,292
   Investments at value                                       $     81,705     $     31,225
      Cash                                                             146              142
      Receivables:
         Investments sold                                              164              356
         Portfolio shares sold                                         245               11
         Dividends                                                      35              106
         Due from Advisor                                               68               40
      Forward currency contracts                                        --               18
-------------------------------------------------------------------------------------------
Total Assets                                                        82,363           31,898
-------------------------------------------------------------------------------------------
Liabilities:
   Payables:
      Investments purchased                                            810              769
      Portfolio shares repurchased                                      23              320
      Advisory fees                                                     61               24
      Transfer agent fees and expenses                                   2                2
      Administrative services fees - Investor Shares                     5                2
      Administrative services fees - Class I Shares                      1               --
      Distribution fees - Investor Shares                               14                6
      Distribution fees - Class I Shares                                 1               --
      Distribution fees - Class C Shares                                 1               --
      Distribution fees - Class A Shares                                 1               --
      Accrued expenses                                                  12               26
   Forward currency contracts                                           --               28
-------------------------------------------------------------------------------------------
Total Liabilities                                                      931            1,177
-------------------------------------------------------------------------------------------
Net Assets                                                    $     81,432     $     30,721
-------------------------------------------------------------------------------------------
Net Assets Consist of:
   Capital (par value and paid-in-surplus)*                         62,623           31,162
   Undistributed net investment income/(loss)*                          --              (67)
   Undistributed net realized gain/(loss) from investments
      and foreign currency transactions*                             6,594           (7,314)
   Unrealized appreciation/(depreciation) of investments
      and foreign currency translations                             12,215            6,940
-------------------------------------------------------------------------------------------
Total Net Assets                                              $     81,432     $     30,721
-------------------------------------------------------------------------------------------
Net Assets - Investor Shares                                  $     70,034     $     27,924
   Shares Outstanding, $0.001 Par Value
      (unlimited shares authorized)                                  3,092            1,807
-------------------------------------------------------------------------------------------
   Net Asset Value Per Share                                  $      22.65     $      15.46
-------------------------------------------------------------------------------------------
Net Assets - Class I Shares                                   $      5,825     $      1,303
   Shares Outstanding, $0.001 Par Value
      (unlimited shares authorized)                                    257               84
-------------------------------------------------------------------------------------------
Net Asset Value Per Share                                     $      22.64     $      15.45
-------------------------------------------------------------------------------------------
Net Assets - Class C Shares                                   $      1,827     $         12
   Shares Outstanding, $0.001 Par Value
      (unlimited shares authorized)                                     82                1
-------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share(3)             $      22.35     $      15.55
-------------------------------------------------------------------------------------------
Maximum Offering Price(4)                                     $      22.57     $      15.71
-------------------------------------------------------------------------------------------
Net Assets - Class A Shares                                   $      3,746     $      1,482
   Shares Outstanding, $0.001 Par Value
      (unlimited shares authorized)                                    165               96
-------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share(3)             $      22.69     $      15.47
-------------------------------------------------------------------------------------------
Maximum Offering Price(5)                                     $      24.08     $      16.41
-------------------------------------------------------------------------------------------

* See Note 3 in Notes to Financial Statements.
(1)  Vontobel US Value Fund prior to reorganization (Note 1).
(2)  Vontobel International Equity Fund prior to reorganization (Note 1).
(3) Redemption price per share may be reduced by any applicable contingent deferred sales charge.
(4)  Maximum offering price is computed at 100/99 of net asset value.
(5)  Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

10  Janus Adviser  February 29, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

For the two month fiscal period ended February 29, 2004 and                 US Value                       International
for the fiscal year ended December 31, 2003                                  Fund(1)                       Equity Fund(2)
(all numbers in thousands)                                            2004             2003             2004            2003(3)
---------------------------------------------------------------------------------------------------------------------------------
Investment Income:
   Interest                                                       $         35     $         15     $          2     $          3
   Dividends                                                                71              964               78              848
   Foreign tax withheld                                                     --               --               (8)             (73)
---------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                    106              979               72              778
---------------------------------------------------------------------------------------------------------------------------------
Expenses:
   Advisory fees                                                           123              776               49              261
   Transfer agent expenses                                                   6              127                1               57
   Registration fees                                                         3              179                2              158
   Postage and mailing expenses                                              1                1               --                1
   Custodian fees                                                            2               37                8               78
   Printing expenses                                                         8               85               15               25
   Legal fees                                                                7               20                8               24
   Audit fees                                                                9               36                9               45
   Trustees fees and expenses                                               57              119               23               53
   Administrative services fees - Investor Shares                           11              120                4               41
   Administrative services fees - Class I Shares                             2               15                1                3
   Administrative services fees - Class C Shares                           N/A                1              N/A               --
   Administrative services fees - Class A Shares                           N/A                6              N/A                2
   Distribution fees - Investor Shares                                      27               35               11               13
   Distribution fees - Class I Shares                                        2                3                1                1
   Distribution fees - Class C Shares                                        3                9               --               --
   Distribution fees - Class A Shares                                        2                2                1                1
   Other expenses                                                            4              123                2               84
---------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                             267            1,694              135              847
---------------------------------------------------------------------------------------------------------------------------------
Less: Excess Expense Reimbursement                                        (105)              --              (68)             (88)
---------------------------------------------------------------------------------------------------------------------------------
Net Expenses after Expense Reimbursement                                   162            1,694               67              759
---------------------------------------------------------------------------------------------------------------------------------
Net Investment Income/(Loss)                                               (56)            (715)               5               19
---------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
   Net realized gain/(loss) from securities transactions                 2,551            8,813              470            2,096
   Net realized gain/(loss) from foreign currency transactions              --               --             (252)            (444)
   Change in net unrealized appreciation or depreciation of
      investments and foreign currency transactions                        498            5,996            1,005            5,279
---------------------------------------------------------------------------------------------------------------------------------
Increase from payment by affiliate (Note 2)                                 --               --               --               26
---------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments
   and foreign currency translations                                     3,049           14,809            1,223            6,957
---------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
   Resulting from Operations                                      $      2,993     $     14,094     $      1,228     $      6,976
---------------------------------------------------------------------------------------------------------------------------------

(1)  Vontobel US Value Fund prior to reorganization (Note 1).
(2)  Vontobel International Equity Fund prior to reorganization (Note 1).
(3)  Commencement of operations of Class C Shares was October 13, 2003.

See Notes to Financial Statements.

                                            Janus Adviser  February 29, 2004  11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

For the two month fiscal period ended February 29, 2004           US Value                               International
and for the fiscal year or period ended December 31                Fund(1)                               Equity Fund(2)
(all numbers in thousands)                            2004          2003       2002(3)(4)       2004       2003(3)(5)      2002(3)
------------------------------------------------------------------------------------------------------------------------------------
Operations:
   Net investment income/(loss)                    $      (56)   $     (715)   $     (557)   $        5    $       19    $       64
   Net realized gain/(loss) from
     investment transactions                            2,551         8,813         5,389           218         1,652        (1,032)
   Change in unrealized net appreciation/
     (depreciation) of investments and foreign
     currency translations                                498         5,996        (8,113)        1,005         5,279        (2,106)
   Increase from payment by affiliate (Note 2)             --            --            --            --            26            --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
   Resulting from Operations                            2,993        14,094        (3,281)        1,228         6,976        (3,074)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
   Net investment income*
      Investor Shares                                      --            --           N/A            --          (128)          N/A
      Class I Shares                                       --            --           N/A            --            (9)          N/A
      Class C Shares                                       --            --            --            --            --            --
      Class A Shares                                       --            --            --            --            (7)           --
   Net realized gain from investment transactions*
      Investor Shares                                      --        (3,790)          N/A            --          (704)          N/A
      Class I Shares                                       --          (386)          N/A            --           (41)          N/A
      Class C Shares                                       --           (75)          (14)           --            --            --
      Class A Shares                                       --          (190)       (4,966)           --           (42)           --
   Return of Capital*
      Investor Shares                                      --            --           N/A            --           (91)          N/A
      Class I Shares                                       --            --           N/A            --            (6)          N/A
      Class C Shares                                       --            --            --            --            --            --
      Class A Shares                                       --            --            --            --            (6)           --
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions              --        (4,441)       (4,980)           --        (1,034)           --
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares sold
      Investor Shares                                   9,707         5,379           N/A         2,590         2,591           N/A
         Capital Transferred                              N/A        53,231           N/A           N/A        20,887           N/A
      Class I Shares                                       44            94           N/A             1            37           N/A
         Capital Transferred                              N/A         5,687           N/A           N/A         1,435           N/A
      Class C Shares                                      419           843           352            --            10            --
      Class A Shares                                      113        15,803        89,364            27        13,148        11,344
   Redemption fees
         Investor Shares                                  N/A           N/A           N/A             3             1           N/A
         Class I Shares                                   N/A           N/A           N/A            --            --           N/A
   Reinvested dividends and distributions
      Investor Shares                                      --         1,774           N/A            --           694           N/A
      Class I Shares                                       --           153           N/A            --            24           N/A
      Class C Shares                                       --            36            14            --            --            --
      Class A Shares                                       --            73         4,700            --            36            --
   Shares repurchased
      Investor Shares                                  (4,195)      (10,554)          N/A        (1,285)       (3,755)          N/A
      Class I Shares                                     (455)       (1,208)          N/A          (164)         (415)          N/A
      Class C Shares                                       --           (18)           --            --            --            --
      Class A Shares                                     (265)      (61,614)      (59,669)          (78)      (18,940)      (23,600)
         Capital Transferred                              N/A       (58,918)          N/A           N/A       (22,322)          N/A
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from
   Capital Share Transactions                           5,368       (49,239)       34,761         1,094        (6,569)      (12,256)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                   8,361       (39,586)       26,500         2,322          (627)      (15,330)
Net Assets:
   Beginning of period                                 73,071       112,657        86,157        28,399        29,026        44,356
------------------------------------------------------------------------------------------------------------------------------------
   End of period                                   $   81,432    $   73,071    $  112,657    $   30,721    $   28,399    $   29,026
------------------------------------------------------------------------------------------------------------------------------------
Purchases and Sales of Investment Securities:
 (excluding short-term securities)
   Purchases of securities                         $    5,084    $   15,744    $   96,456    $    3,149    $   16,510    $   34,874
   Proceeds from sales of securities                    9,625        85,029        66,158         1,899        25,474        47,884
   Purchases of long-term U.S. Government
     obligations                                           --            --            --            --            --            --
   Proceeds from sales of long-term U.S.
     Government obligations                                --            --            --            --            --            --
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(loss)*                --            --            --    $      (67)   $       (7)           --
------------------------------------------------------------------------------------------------------------------------------------

* See Note 3 in Notes to Financial Statements.
(1)  Vontobel US Value Fund prior to reorganization (Note 1).
(2)  Vontobel International Equity Fund prior to reorganization (Note 1).
(3) Certain prior year amounts have been reclassified to conform to current year presentation.
(4)  Commencement of operations of Class C Shares was October 9, 2002.
(5)  Commencement of operations of Class C Shares was October 13, 2003.

See Notes to Financial Statements.

12  Janus Adviser  February 29, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - INVESTOR SHARES

For a share outstanding during the                                                                 Vontobel
two month fiscal period ended                        US Value Fund(1)                    US Value Fund - A Shares(1)
February 29, 2004 and during the
fiscal year ended December 31                       2004          2003          2002          2001          2000          1999

--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $  21.78      $  18.64      $  19.86      $  19.29      $  14.27      $  16.73
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                         --(2)         --(2)       (.09)         (.12)          .02           .07
   Net realized/unrealized gain/(loss) on
     investments and foreign currencies                .87          4.46          (.33)          .71          5.00         (2.42)
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                       .87          4.46          (.42)          .59          5.02         (2.35)
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)*              --            --            --          (.02)           --          (.11)
   Distributions (from net realized gains)*             --         (1.32)         (.80)           --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                     --         (1.32)         (.80)         (.02)           --          (.11)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $  22.65      $  21.78      $  18.64      $  19.86      $  19.29      $  14.27
--------------------------------------------------------------------------------------------------------------------------------
Total Return**                                       3.99%        24.32%       (2.20)%         3.06%        35.18%      (14.07)%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $ 70,034      $ 61,970      $112,302      $ 86,157      $137,238      $ 71,480
Average Net Assets for the Period (in thousands)  $ 66,560      $ 67,077           N/A           N/A           N/A           N/A
Ratio of Gross Expenses to Average Net Assets***     1.25%(3)      2.14%(3)      1.74%(4)      1.75%(5)      1.75%         1.87%(6)
Ratio of Net Expenses to Average Net Assets***       1.25%(3)      2.14%(3)      1.72%         1.75%(5)      1.75%         1.87%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                         (0.42)%       (0.90)%       (0.63)%       (0.43)%         0.23%         0.40%
Portfolio Turnover Rate***                             55%           21%           76%           66%          104%           67%

For a share outstanding during the                    International                                Vontobel
two month fiscal period ended                         Equity Fund(7)               International Equity Fund - A Shares(7)
February 29, 2004 and during the
fiscal year ended December 31                       2004          2003          2002          2001          2000          1999

--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $  14.83      $  11.86      $  12.88      $  18.86      $  28.01      $  20.18
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                       (.03)          .12           .03          (.10)         (.03)          .06
   Net gain/(loss) on securities
     (both realized and unrealized)                    .66          3.38         (1.05)        (5.41)        (5.30)         9.07
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                       .63          3.50         (1.02)        (5.51)        (5.33)         9.13
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
   Dividends (from net investment income)*              --          (.07)           --          (.12)         (.08)         (.05)
   Distributions (from capital gains)*                  --          (.43)           --          (.35)        (3.74)        (1.25)
   Tax return of capital*                               --          (.05)          N/A           N/A           N/A           N/A
   Redemption fees                                      --(8)         --(8)        N/A           N/A           N/A           N/A
   Payment by affiliate                                 --           .02            --            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                           --          (.53)           --          (.47)        (3.82)        (1.30)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $  15.46      $  14.83      $  11.86      $  12.88      $  18.86      $  28.01
--------------------------------------------------------------------------------------------------------------------------------
Total Return**                                       4.25%        29.99%       (7.92)%      (29.22)%      (18.70)%        46.52%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $ 27,924      $ 25,506      $ 29,026      $ 44,356      $133,233      $192,537
Average Net Assets for the Period (in thousands)  $ 27,413      $ 23,269           N/A           N/A           N/A           N/A
Ratio of Gross Expenses to Average Net Assets***     1.35%(3)      2.91%(3)      2.44%         1.89%(5)      1.39%         1.28%
Ratio of Net Expenses to Average Net Assets***       1.35%(3)      2.91%(3)      2.44%         1.88%(5)      1.38%         1.27%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                           0.09%         0.07%         0.18%       (0.38)%       (0.15)%         0.03%
Portfolio Turnover Rate***                             41%           65%           98%           92%           69%           38%

*    See Note 3 in Notes to Financial Statements.
**   Total return not annualized for periods of less than one full year.
***  Annualized for periods of less than one full year.
(1)  Vontobel US Value Fund prior to reorganization (Note 1).
(2) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(3)  See Notes 4 and 5 in Notes to Financial Statements.
(4) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.
(5) Expense ratio has increased by .29% for Vontobel US Value Fund and .13% for Vontobel International Equity Fund as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.
(6)  The ratio was 2.76% in 1999 before waiver of management fees.
(7)  Vontobel International Equity Fund prior to reorganization (Note 1).
(8) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.

See Notes to Financial Statements.

                                            Janus Adviser  February 29, 2004  13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - CLASS I SHARES

For a share outstanding during the                                                                 Vontobel
two month fiscal period ended                        US Value Fund(1)                    US Value Fund - A Shares(1)
February 29, 2004 and during the
fiscal year ended December 31                       2004          2003          2002          2001          2000          1999

--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $  21.78      $  18.64      $  19.86      $  19.29      $  14.27      $  16.73
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income/(loss)                          (.01)         (.02)         (.09)         (.12)          .02           .07
   Net realized/unrealized gain/(loss) on
     investments and foreign currencies                .87          4.48          (.33)          .71          5.00         (2.42)
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                       .86          4.46          (.42)          .59          5.02         (2.35)
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)*              --            --            --          (.02)           --          (.11)
   Distributions (from net realized gains)*             --         (1.32)         (.80)           --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                     --         (1.32)         (.80)         (.02)           --          (.11)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $  22.64      $  21.78      $  18.64      $  19.86      $  19.29      $  14.27
--------------------------------------------------------------------------------------------------------------------------------
Total Return**                                       3.95%        24.32%       (2.20)%         3.06%        35.18%      (14.07)%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $  5,825      $  6,005      $112,302      $ 86,157      $137,238      $ 71,480
Average Net Assets for the Period (in thousands)  $  5,915      $  7,057           N/A           N/A           N/A           N/A
Ratio of Gross Expenses to Average Net Assets***     1.40%(2)      2.16%(2)      1.74%(3)      1.75%(4)      1.75%         1.87%(5)
Ratio of Net Expenses to Average Net Assets***       1.40%(2)      2.16%(2)      1.72%         1.75%(4)      1.75%         1.87%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                         (0.58)%       (0.92)%       (0.63)%       (0.43)%         0.23%         0.40%
Portfolio Turnover Rate***                             55%           21%           76%           66%          104%           67%

For a share outstanding during the                    International                                Vontobel
two month fiscal period ended                         Equity Fund(6)                International Equity Fund - A Shares(6)
February 29, 2004 and during the
fiscal year ended December 31                       2004          2003          2002          2001          2000          1999

--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $  14.82      $  11.86      $  12.88      $  18.86      $  28.01      $  20.18
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                       (.03)          .10           .03          (.10)         (.03)          .06
   Net gain/(loss) on securities
     (both realized and unrealized)                    .66          3.39         (1.05)        (5.41)        (5.30)         9.07
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                       .63          3.49         (1.02)        (5.51)        (5.33)         9.13
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
   Dividends (from net investment income)*              --          (.06)           --          (.12)         (.08)         (.05)
   Distributions (from capital gains)*                  --          (.43)           --          (.35)        (3.74)        (1.25)
   Tax return of capital*                               --          (.06)          N/A           N/A           N/A           N/A
   Redemption fees                                    -(7)            --           N/A           N/A           N/A           N/A
   Payment by affiliate                                 --           .02            --            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                           --          (.53)           --          (.47)        (3.82)        (1.30)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $  15.45      $  14.82      $  11.86      $  12.88      $  18.86      $  28.01
--------------------------------------------------------------------------------------------------------------------------------
Total Return**                                       4.25%        29.90%       (7.92)%      (29.22)%      (18.70)%        46.52%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $  1,303      $  1,409      $ 29,026      $ 44,356      $133,233      $192,537
Average Net Assets for the Period (in thousands)  $  1,333      $  1,547           N/A           N/A           N/A           N/A
Ratio of Gross Expenses to Average Net Assets***     1.50%(2)      2.87%(2)      2.44%         1.89%(4)      1.39%         1.28%
Ratio of Net Expenses to Average Net Assets***       1.50%(2)      2.87%(2)      2.44%         1.88%(4)      1.38%         1.27%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                           0.17%         0.11%         0.18%       (0.38)%       (0.15)%         0.03%
Portfolio Turnover Rate***                             41%           65%           98%           92%           69%           38%

*    See Note 3 in Notes to Financial Statements.
**   Total return not annualized for periods of less than one full year.
***  Annualized for periods of less than one full year.
(1)  Vontobel US Value Fund prior to reorganization (Note 1).
(2)  See Notes 4 and 5 in Notes to Financial Statements.
(3) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.
(4) Expense ratio has increased by .29% for Vontobel US Value Fund and .13% for Vontobel International Equity Fund as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.
(5)  The ratio was 2.76% in 1999 before waiver of management fees.
(6)  Vontobel International Equity Fund prior to reorganization (Note 1).
(7) Redemption fees aggregated less than $.01 on a per share basis for the fiscal period ended February 29, 2004.

See Notes to Financial Statements.

14  Janus Adviser  February 29, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - CLASS C SHARES

For a share outstanding during the                                     Vontobel
two month fiscal period ended                 US Value Fund(1)     US Value Fund(1)
February 29, 2004 and during the
fiscal year or period ended December 31             2004          2003         2002(2)

--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $  21.52      $  18.60      $  17.49
--------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                         --(3)       (.07)         (.06)
   Net realized/unrealized gain/(loss)
     on investments and foreign currencies             .83          4.31          1.97
--------------------------------------------------------------------------------------
Total from Investment Operations                       .83          4.24          1.91
--------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)*              --            --            --
   Distributions (from net realized gains)*             --         (1.32)         (.80)
--------------------------------------------------------------------------------------
Total Distributions                                     --         (1.32)         (.80)
--------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $  22.35      $  21.52      $  18.60
--------------------------------------------------------------------------------------
Total Return**                                       3.86%        23.18%        10.82%
--------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $  1,827      $  1,344      $    355
Average Net Assets for the Period (in thousands)  $  1,677      $    948           N/A
Ratio of Gross Expenses to Average Net Assets***     1.90%(4)      3.16%(4)      2.74%
Ratio of Net Expenses to Average Net Assets***       1.90%(4)      3.16%(4)      2.72%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                         (1.05)%       (1.81)%       (1.63)%
Portfolio Turnover Rate***                             55%           21%           76%

For a share outstanding during the
two month fiscal period ended                   International Equity Fund(5)
February 29, 2004 and during the
fiscal year or period ended December 31             2004         2003(6)

--------------------------------------------------------------------------------

Net Asset Value, Beginning of Period              $  14.95      $  13.91
--------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                       (.06)          .11
   Net gain/(loss) on securities
     (both realized and unrealized)                    .66          1.34
--------------------------------------------------------------------------------
Total from Investment Operations                       .60          1.45
--------------------------------------------------------------------------------
Less Distributions and Other:
   Dividends (from net investment income)*              --            --
   Distributions (from capital gains)*                  --          (.43)
   Payment by affiliate                                 --           .02
--------------------------------------------------------------------------------
Total Distributions and Other                           --          (.41)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                    $  15.55      $  14.95
--------------------------------------------------------------------------------
Total Return**                                       4.01%        10.71%
--------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $     12      $     11
Average Net Assets for the Period (in thousands)  $     11      $     10
Ratio of Gross Expenses to Average Net Assets***     2.00%(4)      1.92%(4)
Ratio of Net Expenses to Average Net Assets***       2.00%(4)      1.92%(4)
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                         (1.05)%       (0.14)%
Portfolio Turnover Rate***                             41%           65%

*    See Note 3 in Notes to Financial Statements.
**   Total return not annualized for periods of less than one full year.
***  Annualized for periods of less than one full year.
(1)  Vontobel US Value Fund prior to reorganization (Note 1).
(2)  Period October 9, 2002 (inception date) to December 31, 2002.
(3) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal period ended February 29, 2004.
(4)  See Notes 4 and 5 in Notes to Financial Statements.
(5)  Vontobel International Equity Fund prior to reorganization (Note 1).
(6)  Period from October 13, 2003 (inception date) to December 31, 2003.

See Notes to Financial Statements.

                                            Janus Adviser  February 29, 2004  15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - CLASS A SHARES

For a share outstanding during the                                                                 Vontobel
two month fiscal period ended                        US Value Fund(1)                    US Value Fund - A Shares(1)
February 29, 2004 and during the
fiscal year ended December 31                       2004          2003          2002          2001          2000          1999

--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $  21.82      $  18.64      $  19.86      $  19.29      $  14.27      $  16.73
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                         --(2)        .03          (.09)         (.12)          .02           .07
   Net realized/unrealized gain/(loss)
     on investments and foreign currencies             .87          4.47          (.33)          .71          5.00         (2.42)
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                       .87          4.50          (.42)          .59          5.02         (2.35)
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)*              --            --            --          (.02)           --          (.11)
   Distributions (from net realized gains)*             --         (1.32)         (.80)           --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                     --         (1.32)         (.80)         (.02)           --          (.11)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $  22.69      $  21.82      $  18.64      $  19.86      $  19.29      $  14.27
--------------------------------------------------------------------------------------------------------------------------------
Total Return**                                       3.99%        24.54%       (2.20)%         3.06%        35.18%      (14.07)%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $  3,746      $  3,752      $112,302      $ 86,157      $137,238      $ 71,480
Average Net Assets for the Period (in thousands)  $  3,720      $  3,649           N/A           N/A           N/A           N/A
Ratio of Gross Expenses to Average Net Assets***     1.15%(3)      2.11%(3)      1.74%(4)      1.75%(5)      1.75%         1.87%(6)
Ratio of Net Expenses to Average Net Assets***       1.15%(3)      2.11%(3)      1.72%         1.75%(5)      1.75%         1.87%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                         (0.33)%       (0.88)%       (0.63)%       (0.43)%         0.23%         0.40%
Portfolio Turnover Rate***                             55%           21%           76%           66%          104%           67%

For a share outstanding during                        International                                Vontobel
the two month fiscal period ended                     Equity Fund(7)               International Equity Fund - A Shares(7)
February 29, 2004 and during the
fiscal year ended December 31                       2004          2003          2002          2001          2000          1999

--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $  14.84      $  11.86      $  12.88      $  18.86      $  28.01      $  20.18
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                       (.03)          .12           .03          (.10)         (.03)          .06
   Net gain/(loss) on securities
     (both realized and unrealized)                    .66          3.39         (1.05)        (5.41)        (5.30)         9.07
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                       .63          3.51         (1.02)        (5.51)        (5.33)         9.13
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions and Other:
   Dividends (from net investment income)*              --          (.06)           --          (.12)         (.08)         (.05)
   Distributions (from capital gains)*                  --          (.43)           --          (.35)        (3.74)        (1.25)
   Tax return of capital*                               --          (.06)          N/A           N/A           N/A           N/A
   Payment by affiliate                                 --           .02            --            --            --            --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions and Other                           --          (.53)           --          (.47)        (3.82)        (1.30)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $  15.47      $  14.84      $  11.86      $  12.88      $  18.86      $  28.01
--------------------------------------------------------------------------------------------------------------------------------
Total Return**                                       4.25%        30.07%       (7.92)%      (29.22)%      (18.70)%        46.52%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $  1,482      $  1,473      $ 29,026      $ 44,356      $133,233      $192,537
Average Net Assets for the Period (in thousands)  $  1,470      $  1,395           N/A           N/A           N/A           N/A
Ratio of Gross Expenses to Average Net Assets***     1.25%(3)      2.87%(3)      2.44%         1.89%(5)      1.39%         1.28%
Ratio of Net Expenses to Average Net Assets***       1.25%(3)      2.87%(3)      2.44%         1.88%(5)      1.38%         1.27%
Ratio of Net Investment Income/(Loss)
  to Average Net Assets***                           0.18%         0.11%         0.18%       (0.38)%       (0.15)%         0.03%
Portfolio Turnover Rate***                             41%           65%           98%           92%           69%           38%

*    See Note 3 in Notes to Financial Statements.
**   Total return not annualized for periods of less than one full year.
***  Annualized for periods of less than one full year.
(1)  Vontobel US Value Fund prior to reorganization (Note 1).
(2) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal period ended.
(3)  See Notes 4 and 5 in Notes to Financial Statements.
(4) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.
(5) Expense ratio has increased by .29% for Vontobel US Value Fund and .13% for Vontobel International Equity Fund as a result of a change in accounting principle related to the recording of redemption fees. Prior year numbers have not been restated to reflect this change.
(6)  The ratio was 2.76% in 1999 before waiver of management fees.
(7)  Vontobel International Equity Fund prior to reorganization (Note 1).

See Notes to Financial Statements.

16  Janus Adviser  February 29, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO SCHEDULES OF INVESTMENTS

S&P 500(R)Index               The Standard & Poor's Composite Index of 500
                              stocks, a widely recognized, unmanaged index of common stock prices.

Morgan Stanley Capital        Is a market capitalization weighted index composed
International EAFE(R) Index   of companies representative of the market
                              structure of 20 Developed Market countries in Europe, Australasia and the Far East.

ADR                           American Depository Receipt

GDR                           Global Depository Receipt

PLC                           Public Limited Company

* Non-income-producing security.

** A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or forward currency contracts.

Repurchase Agreements held by a fund are fully collateralized, and such collateral is in the possession of the Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                                            Janus Adviser  February 29, 2004  17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Effective October 13, 2003 ("Reorganization Date"), Vontobel US Value Fund and Vontobel International Equity Fund (collectively the "Reorganizing Funds") participated in a tax-free reorganization with US Value Fund and International Equity Fund, respectively (collectively the "Funds" and individually the "Fund"). As a result of the reorganization, existing Reorganizing Funds Class A shareholders who purchased shares directly received the Funds' Investor Class shares, existing Reorganizing Funds Class A Shareholders who purchased shares through a financial intermediary without sales charge received the Funds' Class I Shares, existing Reorganizing Funds Class A Shareholders who purchased shares with a sales charge received the Funds' Class A Shares, and existing Reorganizing Funds Class C shareholders received Class C Shares of the corresponding Fund. The plan of reorganization provided for, among other items listed in the Shareholder Meeting section of this report, the transfer of assets and liabilities of the Reorganizing Funds to the Funds. The Funds were created to serve as "shells" for the transfer of net assets of the Reorganizing Funds. For accounting purposes, each of the Reorganizing Funds is considered the surviving entity, and the statement of changes and financial highlights shown for the fiscal periods prior to December 31, 2003 are of the Reorganizing Funds. After the reorganization, the Funds changed the fiscal year end from December 31 to the last day of February.

Janus Capital Management LLC ("Janus Capital") invested initial seed capital in the amount of $10,000 for International Equity Fund - Class C Shares. This class was effective on October 13, 2003.

US Value Fund and International Equity Fund are series funds. The Funds are part of Janus Adviser (the "Trust"), which was organized as a Delaware statutory Trust on May 2, 2003, and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers two Funds, which invest primarily in equity securities. International Equity Fund is classified as diversified, as defined in the 1940 Act. US Value Fund is classified as nondiversified.

Prior to October 13, 2003, the Reorganizing Funds were series established under Vontobel Funds, Inc. ("VFI").

The following accounting policies have been consistently followed by the Trust and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term investments maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or are deemed not to be reliable because events or circumstances that may affect the value of portfolio securities are indentified between the closing of their principle markets and the closing of the NYSE, then their fair value is determined in good faith under procedures established by and under the supervision of the Funds' Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of the foreign exchanges and the New York Stock Exchange.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as, gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

FORWARD CURRENCY TRANSACTIONS

The Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sales commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is

18  Janus Adviser  February 29, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

included in net realized gain or loss from foreign currency transactions on the Statement of Operations.

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

WHEN-ISSUED SECURITIES

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to hold liquid assets as collateral with the Fund's custodian sufficient to cover the purchase price.

FOREIGN CURRENCY TRANSLATIONS

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

RESTRICTED SECURITY TRANSACTIONS

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS

Each Fund generally makes semiannual distributions of substantially all of its investment income and net realized capital gains, if any. The majority of the dividends and capital gain distributions from a Fund will be automatically reinvested into additional shares of the Fund.

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES

No provision for income taxes is included in the accompanying financial statements as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available (i) without charge, upon request, by calling 1-800-525-3713 (toll free); (ii) on the Fund's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

Janus Capital is the investment adviser to the Funds. US Value Fund is subject to advisory fees payable to Janus Capital based upon annual rates of .96% of the first $100 million of average daily net assets, .85% of average daily net assets over $100 million to $300 million and .75% of average daily net assets in excess of $300 million. International Equity Fund is subject to advisory fees payable to Janus Capital based upon annual rates of .99% of the first $100 million of average daily net assets, .85% of average daily net assets over $100 million to $300 million and .75% of average daily net assets over $300 million.

Prior to October 13, 2003, Vontobel Asset Management, Inc., formerly named Vontobel USA Inc., ("Vontobel") served as investment adviser to Vontobel US Value Fund and Vontobel International Equity Fund, the Funds' predecessors. Pursuant to Investment Advisory Agreements with each of the Reorganizing Funds, Vontobel received an annual fee of

                                            Janus Adviser  February 29, 2004  19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

1.00% on the first $100 million of average daily net assets and .75% on average daily net assets over $100 million.

Vontobel serves as subadviser to the Funds. Janus Capital pays Vontobel a subadvisory fee from its management fee at the annual rate of between .74% and ..215% for US Value Fund and .408% and .215% for International Equity Fund based on the value of each Fund's respective average daily net assets.

The Trust currently offers four classes of shares: Investor Shares, Class I Shares, Class C Shares and Class A Shares. Each class represents an interest in the same portfolio of investments. Class I Shares have an aggregate account balance requirement. Class A, C and Investor Shares have a minimum initial investment requirement. Certain financial intermediaries may offer only one class of shares. Class A and C Shares include a maximum 5.75% and 1.00% upfront sales charge of the offering price, respectively. Class C Shares includes a 1.00% contingent deferred sales charge paid by the redeeming shareholder. This sales charge applies to shares redeemed within 12 months. The redemption price may differ from the net asset value per share. During the two month fiscal period ended February 29, 2004, US Value Fund - Class C Shareholders and International Equity Fund - Class C Shareholders did not pay contingent deferred sales charges.

The Reorganizing Funds offered Class A Shares which included a maximum front-end sales charge of 5.75% and a maximum contingent deferred sales charge of 2.00% on the proceeds of Class A Shares redeemed within 360 days. Class A Shares may have been purchased without a front-end sales charge through certain third-party fund "supermarkets." Vontobel US Value Fund also offered Class C Shares which included a maximum front-end sales charge of 1.00% and a maximum contingent deferred sales charge of 1.00% on the proceeds of Class C Shares redeemed within 2 years of purchase.

Janus Services LLC ("Janus Services"), a wholly owned subsidiary of Janus Capital, receives from the Funds a fee at an annual rate of up to .10% of the average daily net assets of the Investor Shares of each of the Funds and at an annual rate of up to .25% of the average daily net assets of Class I Shares of each of the Funds, to compensate Janus Services for providing, or arranging for the recordkeeping, sub-accounting, and administrative services.

Prior to October 13, 2003, Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Reorganizing Funds, provided shareholder, recordkeeping, administrative and blue-sky filing services. The Reorganizing Funds compensated CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS received 0.15% of average daily net assets from the Vontobel US Value Fund and 0.20% of average daily net assets from the Vontobel International Equity Fund.

Prior to October 13, 2003, Fund Services, Inc. ("FSI") provided transfer and dividend disbursing agent services to the Reorganizing Funds.

Prior to October 13, 2003, Dominion Capital Corp. ("FDCC") acted as the Reorganizing Funds' principal underwriter in the continuous public offering of the Reorganizing Funds' shares. In addition to underwriting fees and commissions received relating to the distribution of the Reorganizing Funds' shares, FDCC received a maximum contingent deferred sales charge ("CDSC") of 2.00% for certain share redemptions occurring within 360 days of purchase of Class A Shares and within 2 years of purchase of Class C Shares. Shares redeemed subject to a CDSC will receive a lower redemption value per share.

For the period January 1, 2003 through October 13, 2003, affiliated parties of the Reorganizing Funds received the following for administrative, underwriting and transfer agent services rendered:

                                                   FDCC
                                               (Commissions    FDCC
Fund                                   CSS       and Fees)    (CDSC)       FSI
--------------------------------------------------------------------------------
Vontobel US Value Fund               $146,468    $ 10,116    $ 77,677   $ 82,009
Vontobel International Equity Fund     49,917       1,473      71,973     33,549
--------------------------------------------------------------------------------

Prior to October 13, 2003, certain officers and/or directors of the Reorganizing Funds were also officers and/or directors of Vontobel Asset Management, Inc., FDCC, CSS, and FSI.

Janus Capital has agreed to reimburse the Funds by the amount if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the administrative services fee applicable to Investor Shares and Class I Shares, and the distribution and shareholder servicing fee applicable to Investor Shares, Class I Shares, Class A Shares and Class C Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of .90% for US Value Fund and 1.00% for International Equity Fund of the average daily net assets of each of the Funds until at least September 30, 2005. Janus Capital will be entitled to recoup such reimbursement or fee reduction from the Funds for a three-year period commencing with the operations of the Funds, provided that at no time during such period shall the normal operating expenses allocated to any

20  Janus Adviser  February 29, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

class of the Funds, with the exceptions noted above, exceed the percentages stated. For the two month fiscal period ended February 29, 2004, total fees and expenses absorbed by Janus Capital were $104,703 and $68,424 for US Value Fund and International Equity Fund, respectively. For the fiscal year ended December 31, 2003, total fees absorbed for International Equity Fund were $88. At February 29, 2004, the reimbursement that may be potentially made to Janus Capital by the US Value Fund, expiring during the year ended December 31, 2006, was $104,703 and by the International Equity Fund, expiring during the year ended December 31, 2006, was $68,512.

Prior to October 13, 2003, Vontobel had voluntarily agreed to waive its fees and reimburse International Equity Fund for expenses in order to limit the operating expenses to 1.89% of average net assets of the Fund. During 2003 Vontobel waived $88,172 through the Reorganization Date.

Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers and trustees of the Funds may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Funds.

Janus Distributors LLC, a wholly owned subsidiary of Janus Capital, is a distributor of the Funds. The Investor Shares, Class I Shares and Class A Shares of each Fund have each adopted a Distribution and Shareholder Servicing Plan (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Funds in connection with the distribution of the Investor, Class I and Class A Shares at an annual rate, as determined from time to time by the Board of Trustees, of up to .25% of the Investor, Class I and Class A Shares' average daily net assets. The Class C Shares have adopted a Distribution and Shareholder Servicing Plan (the "Class C Plan") pursuant to Rule 12b-1 under the 1940 Act. The Class C Plan authorizes payments by the Funds in connection with the distribution of the Class C Shares at an annual rate of up to 1.00% average daily net assets of Class C Shares. Up to .75% of this fee is for activities which are primarily intended to result in sales of Class C Shares of each Fund. In addition, the Class C Plan permits the payment of up to .25% of this fee for shareholder servicing activities.

Vontobel US Value Fund had adopted a Distribution Plan (the "Plan") for Class C Shares in accordance with Rule 12b-1 under the 1940 Act, providing for the payment of distribution and service fees to the distributors of Vontobel US Value Fund. The Plan provided that Vontobel US Value Fund pay a fee to the Distributor at an annual rate of 1.00% of average daily net assets. Of this amount, 0.75% represented distribution 12b-1 fees and 0.25% represented shareholder servicing fees.

As of the date of this report, a 1.00% redemption fee may be imposed on Investor and Class I Shares of the International Equity Fund held for three months or less. Effective May 1, 2004, the redemption fee will increase to 2.00% on shares purchased on or after that date. The redemption fee is designed to offset transaction costs and other expenses associated with short-term redemptions. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset level and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in-Capital. Redemption fees received by International Equity Fund, Investor and Class I Shares, during the two month fiscal period ended February 29, 2004 were $2,910 and $3, respectively. Redemption fees received by International Equity Fund, Investor and Class I Shares during the fiscal year ended December 31, 2003 were $633 and $0, respectively.

During the fiscal year ended December 31, 2003, Janus Capital reimbursed International Equity Fund $26,260 as a result of the reorganization between Vontobel International Equity Fund and International Equity Fund on October 13, 2003. Various foreign security shares held in the portfolio of Vontobel International Equity Fund could not be converted to International Equity Fund's portfolio due to foreign regulation constraints on the transfer of the shares from one entity to another, i.e. Vontobel International Equity Fund to International Equity Fund. International Equity Fund was required to sell the foreign shares prior to the conversion and buy them back in the open market following the conversion. This resulted in a realized loss to the Fund and was subsequently reimbursed by Janus Capital on October 30, 2003.

DST Systems, Inc. ("DST"), an affiliate of Janus Capital Group Inc. ("JCGI"), parent to the Funds' adviser, provides a shareholder accounting system to the Funds for a fee. As of December 1, 2003, following a share exchange transaction in which JCGI exchanged 32.3 million shares of its holdings of DST common stock for all of the stock of a wholly-owned subsidiary of DST, JCGI owned approximately 9% of the outstanding common shares of DST. DST Fees are included in Transfer Agent Fees and Expenses in the Statement of Operations. US Value Fund and International Equity Fund paid $1,337 and $851, respectively for DST Systems Cost from October 13, 2003 through December 31, 2003 and $2,716 and $2,351, respectively for the period January 1, 2004 through February 29, 2004.

                                            Janus Adviser  February 29, 2004  21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations, (2) losses or deductions the Funds may be able to offset against income and gains realized in future years, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Accumulated capital losses noted below represent net capital loss carryovers, as of February 29, 2004, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire between February 28, 2009, and February 28, 2010.

The International Equity Fund incurred "Post-October" losses during the period from November 1, 2003 through February 29, 2004. These losses will be deferred for tax purposes and recognized during the year ended February 28, 2005.

Other book-to-tax differences in the current year primarily consist of foreign currency contract adjustments. Subsequent to the merger date, the Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The capital loss carryforward in International Equity Fund includes $16,037,872 acquired in the reorganization of Vontobel International Equity Fund described in Note 6. This capital loss carryover may be subject to annual limitations under applicable tax laws and may expire unutilized. Due to these limitations, $7,741,091 of the carryforward will not be available for use. As a result, this amount has been reclassified to paid-in-capital. During the period ended February 29, 2004, International Equity Fund utilized $501,865 of its capital loss carryforward.

                                                                                             Net Tax AP/DP
                               Undistributed  Undistributed                                   on Foreign       Net Tax
                                  Ordinary      Long-Term    Accumulated      Post-October     Currency       AP/DP on
Fund                               Income         Gains     Capital Losses      Deferral      and Futures    Investments
------------------------------------------------------------------------------------------------------------------------
US Value Fund(1)                $    56,068    $ 6,578,132             --              --              --    $12,174,313
International Equity Fund(2)             --        470,066    $(7,794,916)    $   (14,018)    $    15,393      6,881,305
------------------------------------------------------------------------------------------------------------------------

(1)  Vontobel US Value Fund prior to reorganization (Note 1).
(2)  Vontobel International Equity Fund prior to reorganization (Note 1).

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of February 29, 2004 are noted below. Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

                                Federal Tax     Unrealized      Unrealized
Fund                                Cost       Appreciation   (Depreciation)
--------------------------------------------------------------------------------
US Value Fund(1)                $69,531,058    $12,233,087    $   (58,774)
International Equity Fund(2)     24,344,129      6,944,282        (62,977)
--------------------------------------------------------------------------------
(1)  Vontobel US Value Fund prior to reorganization (Note 1).
(2)  Vontobel International Equity Fund prior to reorganization (Note 1).

22  Janus Adviser  February 29, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.


For the two month fiscal                               Distributions
period February 29, 2004             ----------------------------------------------
                                     From Ordinary    From Long-Term  Tax Return of  Net Investment
Fund                                     Income        Capital Gains     Capital          Loss
----------------------------------------------------------------------------------------------------
US Value Fund(1)                               --               --             --             --
International Equity Fund(2)                   --               --             --             --
----------------------------------------------------------------------------------------------------

(1)  Vontobel US Value Fund prior to reorganization (Note 1).
(2)  Vontobel International Equity Fund prior to reorganization (Note 1).


For the fiscal period or                               Distributions
year ended December 31, 2003         ----------------------------------------------
                                     From Ordinary    From Long-Term  Tax Return of  Net Investment
Fund                                     Income        Capital Gains     Capital          Loss
----------------------------------------------------------------------------------------------------
US Value Fund(1)                               --       $4,441,095             --             --
International Equity Fund(2)           $  143,837          787,056     $  102,709     $ (185,610)
----------------------------------------------------------------------------------------------------

(1)  Vontobel US Value Fund prior to reorganization (Note 1).
(2)  Vontobel International Equity Fund prior to reorganization (Note 1).

For the fiscal period or year                Distributions
ended December 31, 2002              ------------------------------
                                     From Ordinary   From Long-Term   Net Investment
Fund                                     Income       Capital Gains        Loss
------------------------------------------------------------------------------------
Vontobel US Value Fund                         --       $4,979,832     $ (557,163)
Vontobel International Equity Fund             --               --             --
------------------------------------------------------------------------------------

4. EXPENSES

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated pro rata to each of the Funds.

5. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement).

Listed below are the gross expense ratios for the various Funds that would be in effect, absent the waiver of certain fees.

For the two month fiscal period
ended February 29, 2004 and
the fiscal period or year
ended December 31, 2003            Investor Shares   Class I Shares    Class C Shares     Class A Shares
Fund                                2004     2003     2004     2003     2004     2003      2004     2003
---------------------------------------------------------------------------------------------------------
US Value Fund*(1)                   2.07%    2.14%    2.21%    2.16%    2.72%    3.16%     1.96%    2.11%

International Equity Fund*(2)       2.73%    3.24%    2.87%    3.21%    3.38%    5.85%(3)  2.63%    3.21%
---------------------------------------------------------------------------------------------------------

*    Annualized for periods of less than one year.
(1)  Vontobel US Value Fund prior to reorganization (Note 1).
(2)  Vontobel International Equity Fund prior to reorganization (Note 1).
(3)  Period from October 13, 2003 (inception date) to December 31, 2003.

                                            Janus Adviser  February 29, 2004  23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

6. FUND REORGANIZATION

Effective October 13, 2003, Vontobel US Value Fund and Vontobel International Equity Fund participated in a tax-free reorganization with US Value Fund and International Equity Fund, respectively. The plan of the reorganization provided for the transfer of assets and liabilities as follows: Existing Vontobel US Value Fund Class A shareholders and Vontobel International Equity Fund Class A shareholders who purchased shares directly received US Value Fund - Investor Shares and International Equity Fund - Investor Shares, respectively. Existing Vontobel US Value Fund Class A shareholders and Vontobel International Equity Fund Class A shareholders who purchased shares through a financial intermediary without sales charge received US Value Fund - Class I Shares and International Equity Fund - Class I Shares, respectively. Existing Vontobel US Value Fund Class A shareholders and Vontobel International Equity Fund Class A shareholders who purchased shares with a sales charge received US Value Fund - Class A Shares and International Equity Fund - Class A Shares, respectively. Existing Vontobel US Value Fund Class C shareholders received US Value Fund - Class C Shares.

Vontobel US Value Fund - Class A Shares transferred net assets and shares outstanding to US Value Fund - Investor Shares and Class I Shares as detailed below.

Fund                                           Net Assets    Shares Transferred
--------------------------------------------------------------------------------
US Value Fund - Investor Shares               $ 63,503,746       3,003,063
US Value Fund - Class I Shares                $  6,776,017         320,433
--------------------------------------------------------------------------------
                                              $ 70,279,763       3,323,496
--------------------------------------------------------------------------------

Vontobel US Value Fund - Class C transferred net assets of $1,163,895 and shares outstanding of 55,606 to US Value Fund - Class C Shares. The remaining net assets of $3,265,888 and shares outstanding of 154,441 of Vontobel US Value Fund
- Class A were transferred directly into US Value - Class A Shares.

Vontobel International Equity Fund - Class A Shares transferred net assets and shares outstanding to International Equity Fund - Investor Shares and Class I Shares as detailed below.

Fund                                           Net Assets    Shares Transferred
--------------------------------------------------------------------------------
International Equity Fund - Investor Shares   $ 24,444,903       1,757,101
International Equity Fund - Class I Shares    $  1,674,733         120,345
--------------------------------------------------------------------------------
                                              $ 26,119,636       1,877,446
--------------------------------------------------------------------------------

The remaining net assets of $1,288,651 and shares outstanding of 92,625 of Vontobel International Equity Fund - Class A were transferred directly into International Equity Fund - Class A Shares.

24  Janus Adviser  February 29, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. CAPITAL SHARE TRANSACTIONS

For the two month fiscal period ended February 29, 2004         US Value                           International
and for the fiscal year ended December 31                        Fund(1)                           Equity Fund(2)
(all numbers in thousands)                           2004         2003        2002(3)      2004        2003(4)       2002
--------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - Investor Shares:
   Shares sold                                         435          249          N/A         170          182          N/A
      Shares transferred                               N/A        3,003          N/A         N/A        1,757          N/A
   Reinvested dividends and distributions               --           83          N/A          --           48          N/A
--------------------------------------------------------------------------------------------------------------------------
Total                                                  435        3,335          N/A         170        1,987          N/A
--------------------------------------------------------------------------------------------------------------------------
   Shares repurchased                                 (188)        (490)         N/A         (83)        (267)         N/A
Net Increase/(Decrease) in Fund Shares                 247        2,845          N/A          87        1,720          N/A
Shares Outstanding, Beginning of Period              2,845           --          N/A       1,720           --          N/A
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                    3,092        2,845          N/A       1,807        1,720          N/A
--------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - Class I Shares:
   Shares sold                                           2            5          N/A          --            3          N/A
      Shares transferred                               N/A          320          N/A         N/A          120          N/A
   Reinvested dividends and distributions               --            7          N/A          --            2          N/A
--------------------------------------------------------------------------------------------------------------------------
Total                                                    2          332          N/A          --          125          N/A
--------------------------------------------------------------------------------------------------------------------------
   Shares repurchased                                  (21)         (56)         N/A         (11)         (30)         N/A
Net Increase/(Decrease) in Fund Shares                 (19)         276          N/A         (11)          95          N/A
Shares Outstanding, Beginning of Period                276           --          N/A          95           --          N/A
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                      257          276          N/A          84           95          N/A
--------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - Class C Shares:
   Shares sold                                          20           42           18          --            1          N/A
   Reinvested dividends and distributions               --            2            1          --           --          N/A
--------------------------------------------------------------------------------------------------------------------------
Total                                                   20           44           19          --            1          N/A
--------------------------------------------------------------------------------------------------------------------------
   Shares repurchased                                   --           (1)          --          --           --          N/A
Net Increase/(Decrease) in Fund Shares                  20           44           19          --            1          N/A
Shares Outstanding, Beginning of Period                 62           19           --           1           --          N/A
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                       82           62           19           1            1          N/A
--------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares - Class A Shares:
   Shares sold                                           5          810        4,454           2        1,124          914
   Reinvested dividends and distributions               --            4          248          --            3           --
--------------------------------------------------------------------------------------------------------------------------
Total                                                    5          814        4,702           2        1,127          914
--------------------------------------------------------------------------------------------------------------------------
   Shares repurchased                                  (12)      (3,343)      (3,016)         (5)      (1,599)      (1,910)
      Shares transferred                               N/A       (3,323)         N/A         N/A       (1,877)         N/A
Net Increase/(Decrease) in Fund Shares                  (7)      (5,852)       1,686          (3)      (2,349)        (996)
Shares Outstanding, Beginning of Period                172        6,024        4,338          99        2,448        3,444
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                      165          172        6,024          96           99        2,448
--------------------------------------------------------------------------------------------------------------------------

(1)  Vontobel US Value Fund prior to reorganization (Note 1).
(2)  Vontobel International Equity Fund prior to reorganization (Note 1).
(3)  Commencement of operations of Class C Shares was October 9, 2002.
(4)  Commencement of operations of Class C Shares was October 13, 2003.

                                            Janus Adviser  February 29, 2004  25

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

8. PENDING LEGAL MATTERS In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint alleged that this practice is in contradiction to policies stated in the prospectuses for certain Janus funds. These allegations predate the start of operations for the Trust, and accordingly, do not involve either of the Funds described in this report.

The investigations by the NYAG, the SEC, and certain other agencies, including the Colorado Securities Commissioner and the Colorado Attorney General ("COAG"), also sought to determine whether late trading occurred in mutual funds managed by Janus Capital. The term "late trading" generally refers to the practice of permitting or processing a fund purchase or redemption in a manner that improperly allows the current day's fund share price to be used for an order that was placed or improperly processed at a time following the deadline for obtaining that day's share price (normally, 4:00 p.m. (eastern time)). Because many mutual fund transactions are cleared and settled through financial intermediaries, Janus Capital cannot exclude the possibility that one or more intermediaries may have submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries.

Other documentation and information sought by various regulatory agencies, including the National Association of Securities Dealers, the West Virginia Attorney General, the Florida Department of Financial Services, the NYAG, the SEC, the COAG, the Colorado Securities Commissioner and one or more U.S. Attorney offices, relate to a variety of matters, including but not limited to: improper disclosure of portfolio holdings, trading by executives in fund shares, certain revenue sharing arrangements, information related to cash and non-cash compensation paid to brokers, trading by Janus Capital investment personnel in portfolio securities owned by certain Janus funds, information provided to the Trustees of certain Janus funds in connection with the review and approval of management contracts related to such Janus funds, information related to certain types of distribution and sales arrangements with brokers and other distributors of mutual fund products, and other topics related to the foregoing. The Janus funds, Janus Capital Group Inc. and its subsidiaries have either complied with or intend to comply with these subpoenas and other document and information requests.

On April 27, 2004, Janus Capital announced agreements in principle with the NYAG, the COAG and the Colorado Division of Securities setting forth financial agreements and certain corporate governance and compliance initiatives that will be required by such regulators. Janus Capital also announced an agreement in principle with respect to monetary terms with the SEC, subject to the approval of the SEC Commissioners. Pursuant to such agreements, Janus Capital will establish a pool of $100 million that will be available to compensate investors for the adverse effects of frequent trading and other mutual fund practices. Of this amount, $50 million will be in the form of a civil money penalty. Janus Capital also agreed to reduce its management fees in the amount of $25 million per annum, in the aggregate, for at least a five year period. Janus also agreed to make $1.2 million in other settlement-related payments required by the State of Colorado.


Subsequent to the initiation of the regulatory investigations, a number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals on behalf of Janus fund shareholders and shareholders of Janus Capital Group Inc. The factual allegations made in these actions are generally based on the NYAG complaint against Canary Capital and in general allege that Janus Capital allowed certain hedge funds and other investors to engage in "market timing" trades in Janus funds. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the federal securities laws; (ii) breach of fiduciary duties, as established by state common law or federal law, to the funds and/or individual investors; (iii) breach of contract;
(iv) unjust enrichment; and (v) violations of Section 1962 of the Racketeering, Influenced and Corrupt Organizations Act.

26  Janus Adviser  February 29, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


The "market timing" lawsuits include actions purportedly on behalf of a class of Janus fund investors, cases allegedly brought on behalf of the funds themselves, a case asserting claims both on behalf of an investor class and derivatively on behalf of the funds, cases brought on behalf of shareholders of Janus Capital Group Inc. on a derivative basis against the Board of Directors of Janus Capital Group Inc., purported ERISA actions against the managers of the Janus 401(k) plan, and a non-class "representative action" purportedly brought on behalf of the general public. The complaints also name various defendants. One or more Janus entities (Janus Capital Group Inc., Janus Capital Management LLC or Janus Capital Corporation) are named in every action. In addition, actions have been brought against Janus Investment Fund and/or one or more of the individual Janus funds, the Janus fund Trustees, officers of the Janus funds, officers of Janus Capital, officers of Janus Capital Group Inc., and directors of Janus Capital Group Inc.

The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. One action (alleging failure to adequately implement fair value pricing) has been remanded to state court in Madison County, Illinois and is not subject to the federal transfer procedures.

In addition to the "market timing" actions described above, civil lawsuits have been filed against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain funds managed by Janus Capital, including the Funds. Additional lawsuits may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the Funds the services it has agreed to provide.












                                            Janus Adviser  February 29, 2004  27

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Janus Adviser Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of US Value Fund (formerly Vontobel US Value Fund, one of the funds constituting the series of Vontobel Funds, Inc.) and International Equity Fund (formerly Vontobel International Equity Fund, one of the funds constituting the series of Vontobel Funds, Inc.), two of the funds constituting Janus Adviser Trust (hereafter referred to as the "Funds") at February 29, 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights for the two month period ended February 29, 2004 and for the year ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2004 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above. The Statement of Changes in Net Assets for the year ended December 31, 2002 and the Financial Highlights for each of the four years in the period then ended were audited by other independent accountants whose report dated February 14, 2003, expressed an unqualified opinion on these statements.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
April 27, 2004

28  Janus Adviser  February 29, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS
(unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in each Fund (from inception) with one or more widely used market indices through February 29, 2004.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are quoted for each class of the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities as of February 29, 2004. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked to market amount for the last day of the fiscal period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Funds' net asset value (NAV) per share on the last day of the reporting period for each class of the Fund. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment adviser and transfer agent fees.

The last section lists the increase or decrease in the value of securities held in the Funds. Funds realize a gain (or loss)

                                            Janus Adviser  February 29, 2004  29

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EXPLANATIONS OF CHARTS, TABLES AND FINANCIAL STATEMENTS
(unaudited) (continued)

when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the period. "Net Realized and Unrealized Gain/ (Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdrawal via redemptions. Each Fund's net assets will increase and decrease in value as investors purchase and redeem shares from a Fund.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the net asset value (NAV) for current and past reporting periods for each class of the Fund. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and fund turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the Funds' net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual return reported the last day of the period.

Also included are the Funds' expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the fund turnover rate, which measures the buying and selling activity in a Fund. Fund turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire Fund is turned over in a year; a 50% rate means that an amount equal to the value of half the Fund is traded in a year; and a 200% rate means that an amount equal to the value of the Fund is sold every six months.

30  Janus Adviser  February 29, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DESIGNATION REQUIREMENTS (unaudited)

For federal income tax purposes, the Funds designated the following for the tax year October 11, 2003 through February 29, 2004:

LONG-TERM CAPITAL GAINS

Fund                                LT Gain Distribution
--------------------------------------------------------------------------------
U.S. Value Fund                         $ 2,107,623
International Equity Fund                   787,056
--------------------------------------------------------------------------------

                                            Janus Adviser  February 29, 2004  31

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (unaudited)

The Trust's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years. Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72.

The Trust's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. The Trust's officers are elected annually by the Trustees for a one-year term. Certain Trustees and officers also serve three other registered investment companies advised by Janus Capital:
Janus Investment Fund, Janus Aspen Series and Janus Adviser Series. As of the date of this report, collectively, the four registered investment companies consist of 61 series or funds.

TRUSTEES

                                                                                                  Number of
                                                                                                  Funds in
Name, Age as of                                                                                   Fund Complex   Other
February 29, 2004        Positions Held     Length of      Principal Occupations                  Overseen       Directorships
and Address              with Funds         Time Served    During the Past Five Years             by Trustee     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee
Thomas H. Bailey*        Trustee            5/03-Present   Formerly, President (1978-2002)        61             N/A
151 Detroit Street                                         and Chief Executive Officer (1994-
Denver, CO 80206                                           2002) of Janus Capital or Janus
Age 66                                                     Capital Corporation. Chairman
                                                           and Director (1978-2002) of Janus
                                                           Capital Corporation; and Director
                                                           (1997-2001) of Janus Distributors,
                                                           Inc.; President and Director (1994-
                                                           2002) of the Janus Foundation.


------------------------------------------------------------------------------------------------------------------------------------

* The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

32  Janus Adviser  February 29, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                  Number of
                                                                                                  Funds in
Name, Age as of                                                                                   Fund Complex
February 29, 2004        Positions Held     Length of      Principal Occupations                  Overseen       Other Directorships
and Address              with Funds         Time Served    During the Past Five Years             by Trustee     Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
James T. Rothe           Chairman           4/04-Present   Professor of Business, University      61             Director, Optika,
151 Detroit Street       Trustee            5/03-Present   of Colorado, Colorado Springs, CO                     Inc.
Denver, CO 80206                                           (since 1986). Formerly, Distinguished
Age 60                                                     Visiting Professor of Business (2001-
                                                           2002), Thunderbird (American
                                                           Graduate School of International
                                                           Management), Phoenix, AZ; and
                                                           Principal (1988-1999) of Phillips-
                                                           Smith Retail Group, Addison, TX
                                                           (a venture capital firm).

Samuel Boyd, Jr.         Trustee            8/03-Present   Manager (since 1978) of Customer       2              Director, World
151 Detroit Street                                         Service Operations and Accounting                     Funds Inc., The
Denver, CO 80206                                           Division, Potomac Electric Power                      World Insurance
Age 63                                                     Company, Washington, D.C.                             Trust, Vontobel
                                                                                                                 Funds USA and
                                                                                                                 Satuit Capital
                                                                                                                 Management Trust.

Thomas I. Florence       Trustee            5/03-Present   Consultant, President, Dividend        2              N/A
151 Detroit Street                                         Capital Securities LLC (since July
Denver, CO 80206                                           2003). Formerly, President
Age 41                                                     Morningstar Investment Services
                                                           (3/00-12/02) and Managing Director,
                                                           Pilgrim Baxter & Associates
                                                           (12/96-3/00).

Arthur F. Lerner         Trustee            5/03-Present   Retired. Formerly, Senior Vice         2              Director, Sthenos
151 Detroit Street                                         President Arnhold and                                 Capital(United
Denver, CO 80206                                           S. Bleichroeder (investment                           Kingdom).
Age 61                                                     manager) (12/69-1/03).

Dennis B. Mullen         Trustee            5/03-Present   Private Investor.                      61             Director, Red Robin
151 Detroit Street                                                                                               Gourmet Burgers,
Denver, CO 80206                                                                                                 Inc.
Age 60

Maureen T. Upton         Trustee            5/03-Present   Formerly, Director of Sales and        2              N/A
151 Detroit Street                                         Marketing, Intelligent Markets, Inc.
Denver, CO 80206                                           (3/00-3/03); Associate Equities
Age 37                                                     Division, Goldman Sachs & Co.
                                                           (8/98-1/00).
------------------------------------------------------------------------------------------------------------------------------------

                                            Janus Adviser  February 29, 2004  33

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (continued)

OFFICERS

Name, Age as of
February 29, 2004                                                Term of Office* and      Principal Occupations
and Address              Positions Held with Funds               Length of Time Served    During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Thomas A. Early**                                                                         Senior Vice President, Chief Corporate
151 Detroit Street                                                                        Affairs Officer, and Secretary of Janus
Denver, CO 80206                                                                          Capital and Janus Capital Group Inc.;
Age 48                                                                                    General Counsel of Janus Capital
                                                                                          Group Inc.; Vice President, General
                                                                                          Counsel and Secretary of Janus Services
                                                                                          LLC, Janus Capital International LLC,
                                                                                          Janus Institutional Services LLC, Janus
                                                                                          Distributors LLC and the Janus
                                                                                          Foundation.  Formerly, General Counsel of
                                                                                          Capital (1998-2004); Intrim Director of
                                                                                          Janus Capital (2002-2003); Director (2001)
                                                                                          of Janus Distributors, Inc. and Janus
                                                                                          Services, Inc.; General Counsel, Secretary
                                                                                          and Director (2000-2002) of Janus
                                                                                          International Holding, Inc.; Vice
                                                                                          President, General Counsel and Director to
                                                                                          Janus International (Asia) Limited (2000-
                                                                                          2004); Vice President and General Counsel
                                                                                          (1999-2004) and Director (1999-2004) to
                                                                                          Janus International Limited; Director for
                                                                                          Janus Capital Trust Manager Limited,
                                                                                          Janus World Principal Protected Funds and
                                                                                          Janus World Funds (1999-2004); and Board
                                                                                          member of Janus Global Funds SPC (1999-
                                                                                          2004)

Anita E. Falicia         Vice President, Treasurer and           5/03-Present             Vice President of Investment
151 Detroit Street       Principal Accounting Officer                                     Accounting of Janus Capital.
Denver, CO 80206         Chief Financial Officer                 5/03-10/03               Formerly, Assistant Vice President
Age 35                                                                                    (2000-2002) of Investment
                                                                                          Accounting of Janus Capital or Janus
                                                                                          Capital Corporation; Director (1999-
                                                                                          2000) of Investment Accounting
                                                                                          of Janus Capital Corporation; and
                                                                                          Director (1997-1999) of Fund
                                                                                          Accounting of Janus Capital
                                                                                          Corporation.

Bonnie M. Howe           Vice President                          5/03-Present             Vice President and Assistant General
151 Detroit Street                                                                        Counsel to Janus Capital, Janus
Denver, CO 80206                                                                          Distributors LLC and Janus Services
Age 38                                                                                    LLC. Formerly, Assistant Vice
                                                                                          President (1997-1999) and Associate
                                                                                          Counsel (1995-1999) for Janus
                                                                                          Capital Corporation and Assistant
                                                                                          Vice President (1998-2000) for Janus
                                                                                          Service Corporation.

Kelley Abbott Howes      General Counsel                         4/04-Present             Vice President of Domestic Funds
151 Detroit Street       Vice President and Secretary            5/03-Present             and General Counsel of Janus
Denver, CO 80206                                                                          Capital; Vice President and Assistant
Age 38                                                                                    General Counsel of Janus Distributors
                                                                                          Distributors LLC and Janus Services
                                                                                          LLC. Formerly, Assistant General
                                                                                          Counsel of Janus Capital (1999-
                                                                                          2004); Assistant Vice President (1997-
                                                                                          1999) of Janus Capital Corporation;
                                                                                          Chief Compliance Officer, Director
                                                                                          and President (1997-1999) of Janus
                                                                                          Distributors, Inc.; and Assistant Vice
                                                                                          President (1998-2000) of Janus
                                                                                          Service Corporation.
------------------------------------------------------------------------------------------------------------------------------------

*    Officers are elected annually by the Trustees for a one-year term.

** Effective about mid-May 2004, Mr. Early has announced his intention to retire his positions with Janus Capital Group Inc. and its subsidiaries. Also effective at that time, Mr. Early will retire as Vice President and General Counsel of the Trust.

34  Janus Adviser  February 29, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

OFFICERS (cont.)

Name, Age as of
February 29, 2004                                                Term of Office* and      Principal Occupations
and Address              Positions Held with Funds               Length of Time Served    During the Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
David R. Kowalski        Vice President and                      5/03-Present             Vice President and Chief Compliance
151 Detroit Street       Chief Compliance Officer                                         Officer of Janus Capital and Janus
Denver, CO 80206                                                                          Distributors LLC; and Assistant Vice
Age 46                                                                                    President of Janus Services LLC.
                                                                                          Formerly, Senior Vice President and
                                                                                          Director (1985-2000) of Mutual Fund
                                                                                          Compliance for Van Kampen Funds.

Girard C. Miller         President and Chief Executive Officer   10/03-Present            Executive Vice President and Chief
151 Detroit Street                                                                        Operating Officer of Janus Capital
Denver, CO 80206                                                                          Group Inc. and Janus Capital; and
Age 52                                                                                    President of Janus Distributors LLC.
                                                                                          Formerly, President and Chief
                                                                                          Executive Officer of ICMA Retirement
                                                                                          Corporation (1993-2003).

Loren M. Starr           Vice President and Chief Financial      10/03-Present            Senior Vice President and Chief
151 Detroit Street       Officer                                                          Financial Officer of Janus Capital and
Denver, CO 80206         President and Chief Executive Officer   5/03-10/03               Janus Capital Group Inc.; Vice President
Age 42                                                                                    and Chief Financial Officer of Janus
                                                                                          Services LLC, Janus Distributors LLC,
                                                                                          Janus Capital International LLC and
                                                                                          Janus Institutional Services LLC; Vice
                                                                                          President, Treasurer, Chief Financial
                                                                                          Officer and Director of Janus
                                                                                          International Limited; Director of Janus
                                                                                          Capital Trust Manager Limited, Janus
                                                                                          World Principal Protected Funds, Janus
                                                                                          International (Asia) Limited and Janus
                                                                                          World Funds; and Board member of
                                                                                          Janus Global Funds SPC. Formerly,
                                                                                          Interim Director of Janus Capital
                                                                                          (2002-2003); Vice President of
                                                                                          Finance, Treasurer, Chief Financial
                                                                                          Officer (2001-2002) and Director
                                                                                          (2002) for Janus International Holding,
                                                                                          Inc.; and Managing Director, Treasurer
                                                                                          and Head of Corporate Finance and
                                                                                          Reporting (1998-2001) for Putnam
                                                                                          Investments.

Heidi J. Walter          Vice President                          5/03-Present             Vice President and Assistant General
151 Detroit Street                                                                        Counsel to Janus Capital and Janus
Denver, CO 80206                                                                          Services LLC. Formerly, Vice President
Age 36                                                                                    and Senior Legal Counsel (1995-1999)
                                                                                          for Stein Roe & Farnham, Inc.
------------------------------------------------------------------------------------------------------------------------------------

*Officers are elected annually by the Trustees for a one-year term.

                                            Janus Adviser  February 29, 2004  35

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

36  Janus Adviser  February 29, 2004

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Notes

                                            Janus Adviser  February 29, 2004  37

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        JANUS PROVIDES ACCESS TO A WIDE RANGE OF INVESTMENT DISCIPLINES.

                 GROWTH                                INTERNATIONAL/GLOBAL                                 CORE
Janus growth funds focus on companies        Janus international and global funds         Janus core funds seek investments in
believed to be the leaders in their          seek to leverage Janus' research             more stable and predictable companies.
respective industries, with solid            capabilities by taking advantage of          These funds look for a strategic
management teams, expanding market           inefficiencies in foreign markets, where     combination of steady growth and for
share, margins and efficiencies.             accurate information and analytical          certain funds, some degree of income.
                                             insight are often at a premium.

              RISK-MANAGED                                    VALUE                                        INCOME

Janus risk-managed funds seek to             Value funds invest in companies they         Janus income funds attempt to provide
outperform their respective indices          believe are poised for a turnaround or       less risk relative to equities while
while maintaining a risk profile equal       are trading at a significant discount to     seeking to deliver a competitive total
to or lower than the index itself.           fair value. The goal is to gain unique       return through high current income and
Managed by INTECH, these funds use a         insight into a company's true value and      appreciation.
mathematical process in an attempt to        identify and evaluate potential
build a more "efficient" portfolio than      catalysts that may unlock shareholder
the index.                                   value.


       FOR MORE INFORMATION ABOUT ANY OF OUR FUNDS, VISIT WWW.JANUS.COM.


                            [LOGO] JANUS CAPITAL
                                          Group
                                   151 Detroit Street
                                   Denver, CO 80206
                                   1-800-525-3713

Funds distributed by Janus Distributors LLC. This material must be preceded or accompanied by a prospectus. (4/04)
                                                                119-02-100 05-04

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Item 2 - Code of Ethics

          As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant's website: www.janus.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on www.janus.com within five business days following the date of such amendment or waiver.

Item 3 - Audit Committee Financial Expert

          Janus Adviser's Board of Trustees has determined that the following members of Janus Adviser's Audit Committee are "audit committee financial experts," as defined in Item 3 to Form N-CSR: Dennis B. Mullen (Chairman), Samuel Boyd, Jr. and Arthur F. Lerner each of whom is "independent" under the standards set forth in Item 3 to Form N-CSR. Relevant financial experience for Arthur F. Lerner includes corporate experience supervising persons responsible for preparing and analyzing financial statements and experience in the investment management field, including analysis of financial statements.

          An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert" designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.


Item 4 - Principal Accountant Fees and Services

          Pre-reorganization:

          Effective October 13, 2003, Vontobel U.S. Value Fund and Vontobel International Equity Fund, separate series of Vontobel Funds, Inc. (the "Predecessor Fund"), participated in a tax-free reorganization with US Value Fund and International Equity Fund, separate series of Janus Adviser (the "Fund"), respectively. US Value Fund and International Equity Fund were created as "shells" for the transfer of net assets of Vontobel U.S. Value Fund and Vontobel International Equity Fund, respectively. For accounting purposes, the Predecessor Fund is considered the surviving entity. The Predecessor Fund's auditor was Tait, Weller & Baker (the "Predecessor Auditor"). The Fund's auditor is PricewaterhouseCoopers LLP (the "Auditor"). The Principal Accountant Fees and Services information shown below is organized into two sections, one pre-reorganization and one post-reorganization.


          The following table shows the amount of fees that Predecessor Auditor, billed to the Predecessor Fund during the Predecessor Fund's fiscal year ended December 31, 2002 and for the period January 1, 2003 through the date of reorganization, October 13, 2003. For engagements with Predecessor Auditor entered into on or after May 6, 2003, the Predecessor Audit Committee approved in advance all audit services and non-audit services that Predecessor Auditor provided to the Predecessor Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Predecessor Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Predecessor Fund during the fiscal year in which the services are provided; (B) the Predecessor Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Predecessor Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

      Services that the Predecessor Auditor Billed to the Predecessor Fund
------------------------------- --------------------- --------------------- ---------------------- -------------------
      Fiscal Year Ended              Audit Fees          Audit-Related            Tax Fees           All Other Fees
        December 31                  Billed to           Fees Billed to           Billed to             Billed to
                                  Predecessor Fund      Predecessor Fund       Predecessor Fund      Predecessor Fund
------------------------------- --------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- --------------------- ---------------------- -------------------
2003*                                    $76,500              $0                    $5,500                  $0
------------------------------- --------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- --------------------- ---------------------- -------------------
Percentage approved pursuant            N/A                    0%                    0%                    0%
to pre-approval exception
------------------------------- --------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- --------------------- ---------------------- -------------------
2002                                    $56,500               $0                  $0                     $0
------------------------------- --------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- --------------------- ---------------------- -------------------
Percentage approved pursuant            N/A                   N/A                    N/A                  N/A
to pre-approval exception
------------------------------- --------------------- --------------------- ---------------------- -------------------

        *January 1, 2003 through October 13, 2003 (date of reorganization)

          The above "Audit Fees" were billed for amounts related to the audit of the Predecessor Fund's financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. The above "Tax Fees" were billed for amounts related to tax compliance, tax planning, and tax advice.


     Services that the Predecessor Fund's Auditor Billed to the Predecessor
            Adviser and Affiliated Predecessor Fund Service Providers

          The following table shows the amount of fees billed by Auditor to Vontobel Asset Management, Inc. (the "Predecessor Adviser"), and any entity controlling, controlled by or under common control with the Predecessor Adviser ("Predecessor Control Affiliate") that provided ongoing services to the Predecessor Fund ("Affiliated Predecessor Fund Service Provider"), for engagements directly related to the Predecessor Fund's operations and financial reporting, during the Predecessor Fund's fiscal year ended December 31, 2002 and the period January 1, 2003 through the date of reorganization, October 13, 2003.

          The table also shows the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to Predecessor Adviser and any Affiliated Predecessor Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid the Predecessor Adviser by the Fund, the Predecessor Adviser and Affiliated Predecessor Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Predecessor Fund did not recognize the services as non-audit at the time of the engagement; and
          (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Predecessor Fund's audit is completed.

------------------------------- --------------------- ---------------------- ----------------------
                                   Audit-Related                                 All Other Fees
                                   Fees Billed to       Tax Fees Billed to    Billed to Predecessor
                                Predecessor Adviser    Predecessor Adviser    Adviser and Affiliated
                                   and Affiliated      and Affiliated Fund       Fund Service
      Fiscal Year Ended           Predecessor Fund      Predecessor Fund      Predecessor Fund
         December 31             Service Providers      Service Providers      Service Providers
------------------------------- --------------------- ---------------------- ---------------------
------------------------------- --------------------- ---------------------- ---------------------
2003*                                    $0                  $0                  $0
------------------------------- --------------------- ---------------------- ---------------------
------------------------------- --------------------- ---------------------- ---------------------
Percentage approved pursuant            0%                    0%                    0%
to pre-approval exception
------------------------------- --------------------- ---------------------- ---------------------
------------------------------- --------------------- ---------------------- ---------------------
2002                                    $0                  $0                   $0
------------------------------- --------------------- ---------------------- ---------------------
------------------------------- --------------------- ---------------------- ---------------------
Percentage approved pursuant            N/A                    N/A                  N/A
to pre-approval exception
------------------------------- --------------------- ---------------------- ---------------------

* January 1, 2003 through October 13, 2003 (date of reorganization)

                               Non-Audit Services

          The following table shows the amount of fees that Predecessor Auditor billed during the Predecessor Fund's fiscal year ended December 31, 2002 and the period January 1, 2003 through October 13, 2003 (date of the reorganization) for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee was required to pre-approve non-audit services that Auditor provided to the Adviser and any Affiliated Predecessor Fund Service Provider, if the engagement related directly to the Predecessor Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Predecessor Auditor about any non-audit services that Predecessor Auditor rendered during the Predecessor Fund's fiscal year ended December 31, 2002 and the period January 1, 2003 through the date of the reorganization, October 13, 2003, to the Predecessor Adviser and any Affiliated Predecessor Fund Service Provider. The Predecessor Audit Committee considered this information in evaluating Predecessor Auditor's independence.

------------------------------- --------------------- ------------------------ ----------------------- ----------------------
                                                       Total Non-Audit Fees
                                                      billed to Adviser and
                                                      Affiliated Predecessor       Total Non-Audit
                                                      Fund Service Providers        Fees billed to
                                                      (engagement related        Predecessor Adviser
                                      Total              directly to the            and Affiliated
                                   Non-Audit Fees     operations and financial   Predecessor Fund
                                 Billed to the           reporting of the          Service Providers
      Fiscal Year Ended          Predecessor Fund        Predecessor Fund)     (all other engagements)    Total of (A), (B)
        December 31                      (A)                  (B)                    (C)                      and (C)1
------------------------------- --------------------- ------------------------ ----------------------- -----------------------
------------------------------- --------------------- ------------------------ ----------------------- -----------------------
2003*                                 $0                     $0                     $0                       $0
------------------------------- --------------------- ------------------------ ----------------------- -----------------------
------------------------------- --------------------- ------------------------ ----------------------- -----------------------
2002                                    $0                     $0                     $0                       $0
------------------------------- --------------------- ------------------------ ----------------------- -----------------------

          1. The Audit Committee also considered amounts billed by Predecessor Auditor to all other Predecessor Control Affiliates in evaluating Predecessor Auditor's independence.

          * Period January 1, 2003 through October 13, 2003 (date of reorganization)


                             Pre-Approval Policies

          The Predecessor Fund's Audit Committee Charter required the Predecessor Fund's Audit Committee to pre-approve any engagement of Predecessor Auditor (i) to provide Audit or Non-Audit Services to the Predecessor Fund or (ii) to provide Non-Audit Services to Predecessor Adviser or any Affiliated Fund Service Provider, if the engagement related directly to the operations and financial reporting of the Predecessor Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee, could grant the pre-approval. All such delegated pre-approvals were presented to the Audit Committee no later than the next Audit Committee meeting.


Post-reorganization:

          The following table shows the amount of fees that Auditor billed to the Fund during the Fund's first fiscal year ended December 31, 2003, subsequent to the date of the reorganization, October 13, 2003. After the reorganization, the Fund changed the fiscal year from December 31 to the last day of February. The following table also shows the amount of fees that Auditor billed to the Fund during the reporting period January 1, 2004 through February 29, 2004. The Audit Committee approved in advance all audit services and non-audit services that Auditor provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to the Auditor during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

                                          Services that the Fund's Auditor Billed to the Fund
------------------------------- --------------------- --------------------- ---------------------- -------------------
      Fiscal Year Ended              Audit Fees          Audit-Related            Tax Fees           All Other Fees
  December 31/February 29          Billed to Fund     Fees Billed to Fund      Billed to Fund        Billed to Fund
------------------------------- --------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- --------------------- ---------------------- -------------------
2004*                                 $13,000                    $0                 $2,000                   $0
------------------------------- --------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- --------------------- ---------------------- -------------------
Percentage approved pursuant            N/A                    0%                    0%                    0%
to pre-approval exception
------------------------------- --------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- --------------------- ---------------------- -------------------
2003**                                   $28,500                $0                    $0                   $0
------------------------------- --------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- --------------------- ---------------------- -------------------
Percentage approved pursuant            N/A                    0%                    0%                    0%
to pre-approval exception
------------------------------- --------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- --------------------- ---------------------- -------------------

               *    For reporting period January 1, 2004 to February 29, 2004
               ** Subsequent to October 13, 2003 (date of reorganization) to December 31, 2003
               The above "Tax Fees" were billed for amounts related to tax compliance, tax planning and tax advise.


             Services that the Fund's Auditor Billed to the Adviser
                      and Affiliated Fund Service Providers

          The following table shows the amount of fees billed by Auditor to Janus Capital Management LLC (the "Adviser"), and any entity controlling, controlled by or under common control with the Adviser ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's first fiscal year ended December 31, 2003, subsequent to the date of the reorganization, October 13, 2003. After the reorganization, the Funds changed the fiscal year from December 31 to the last day of February. The following table also shows the amount of fees billed by Auditor to the Adviser and any Affiliated Fund Service Provider during the reporting period January 1, 2004 through February 29, 2004.

          The table also shows the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

------------------------------- --------------------  --------------------- ---------------------- -------------------
                                 Audit Fees Billed        Audit-Related                               All Other Fees
                                    to Adviser           Fees Billed to      Tax Fees Billed to    Billed to Adviser
                                    and Affiliated         Adviser and            Adviser and         and Affiliated
      Fiscal Year Ended           Fund Service           Affiliated Fund        Affiliated Fund        Fund Service
         December 31                 Providers          Service Providers      Service Providers        Providers
------------------------------- --------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- --------------------- ---------------------- -------------------
2004*                                   $0                  $0                    $25,360                  $0
------------------------------- --------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- --------------------- ---------------------- -------------------
Percentage approved pursuant            0%                      0%                    0%                    0%
to pre-approval exception
------------------------------- --------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- --------------------- ---------------------- -------------------
2003**                                 $0                   $228,395               $23,215              $119,000
------------------------------- --------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- --------------------- ---------------------- -------------------
Percentage approved pursuant            0%                     0%                    0%                    0%
to pre-approval exception
------------------------------- --------------------- --------------------- ---------------------- -------------------
------------------------------- --------------------- --------------------- ---------------------- -------------------

               *    For reporting period January 1, 2004 to February 29, 2004
               ** Subsequent to October 13, 2003 (date of reorganization) to December 31, 2003

          The above "Audit-Related Fees" were billed for amounts related to the due diligence related to mergers and acquisitions and semi-annual financial statement disclosure review. The above "Tax Fees" were billed for amounts related to tax compliance, tax planning and tax advise.


                               Non-Audit Services

          The following table shows the amount of fees that Auditor billed during the Fund's first fiscal year ended December 31, 2003 for non-audit services, subsequent to the date of the reorganization, October 13, 2003. After the reorganization, the Funds changed the fiscal year from December 31 to the last day of February. The following table also shows the amount of fees the Auditor billed during the reporting period January 1, 2004 through February 29, 2004 for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Auditor provides to the Adviser and any Affiliated Fund Service Provider, if the engagement relates directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Auditor about any non-audit services that Auditor rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Auditor's independence.

------------------------------- --------------------- ------------------------ ----------------------- ----------------------
                                                       Total Non-Audit Fees
                                                      billed to Adviser Fund
                                                         Service Providers         Total Non-Audit
                                                       (engagements related         Fees billed to
                                                          directly to the            Adviser and
                                      Total                operations and          Affiliated Fund
                                   Non-Audit Fees     financial reporting of      Service Providers
      Fiscal Year Ended         Billed to the Fund            the Fund  )      (all other engagements)      Total of (A), (B)
   December 31/February 29             (A)                  (B)                    (C)                      and (C)1
------------------------------- --------------------- ------------------------ ----------------------- -----------------------
------------------------------- --------------------- ------------------------ ----------------------- -----------------------
2004*                                    $0                     $0                      $0                      $0
------------------------------- --------------------- ------------------------ ----------------------- -----------------------
------------------------------- --------------------- ------------------------ ----------------------- -----------------------
2003**                                   $0                     $0                      $0                      $0
------------------------------- --------------------- ------------------------ ----------------------- -----------------------
------------------------------- --------------------- ------------------------ ----------------------- -----------------------
2002                                    N/A                   N/A                       N/A                   N/A
------------------------------- --------------------- ------------------------ ----------------------- -----------------------

               *    For reporting period January 1, 2004 to February 29, 2004
               ** Subsequent to October 13, 2003 (date of reorganization) to December 31, 2003
               1. The Audit Committee also considered amounts billed by Auditor to all other Control Affiliates in evaluating Auditor's independence.

                             Pre-Approval Policies

          The Fund's Audit Committee Charter requires the Fund's Audit Committee to pre-approve any engagement of Auditor (i) to provide Audit or Non-Audit Services to the Fund or (ii) to provide Non-Audit Services to Adviser or any Affiliated Fund Service Provider, if the engagement relates directly to the operations and financial reporting of the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee, may grant the pre-approval. All such delegated pre-approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.


Item 5 - Audit Committee of Listed Registrants
         Not applicable.

Item 6 - [Reserved]

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
         Not applicable.

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
         Not applicable.

Item 9 - Submission of Matters to Vote of Security Holders

          The Fund's Nominating and Governance Committee ("Committee") is responsible for identifying and nominating candidates for appointment as Trustees of the Trust. Shareholders of a Fund may submit names of potential candidates for nomination as Trustee of the Trust in accordance with procedures adopted by the Committee. Shareholders of a Fund who wish to nominate a candidate to the Trust's Board of Trustees ("Nominating Shareholder") must submit any such recommendation in writing via regular mail to the attention of the Secretary of the Trust, at the address of the principal executive office of the Trust ("Shareholder Recommendation"). The Shareholder Recommendation must include: (i) the class or series and number of all shares of the Fund owned beneficially or of record by the Nominating Shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially; (ii) a full listing of the proposed candidate's education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references; (iii) information as to whether the candidate is or may be an "interested person" (as such term is defined in the Investment Company Act of 1940, as amended) of the Fund, Janus Capital Management LLC, or any sub-adviser to a Fund, and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; (iv) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee of the Trust, if elected; (v) a description of all arrangements or understandings between the Nominating Shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made, and if none, so specify;
          (vi) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported by the candidate; and (vii) such other information that would be helpful to the Committee in evaluating the candidate. The Committee may require the Nominating Shareholder to furnish such other information as it may reasonably require. When the Committee is not actively recruiting new Trustees, Shareholder Recommendations will be kept on file until active recruitment is under way.

Item 10 - Controls and Procedures

          (a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

          (b) There was no change in the Registrant's internal control over financial reporting during Registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


Item 11 - Exhibits

          (a)(1) Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

          (a)(2) Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by
               Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

           (a) (3) Not applicable.

          (b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Janus Adviser

By:      _/s/ Girard C. Miller_______
        Girard C. Miller,
        President, Chief Executive Officer (Principal Executive Officer)

Date: April 29, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:     _/s/ Girard C. Miller________
        Girard C. Miller,
        President, Chief Executive Officer (Principal Executive Officer)

Date:  April 29, 2004

By:     _/s/ Loren M. Starr________
        Loren M. Starr,
        Vice President and Chief Financial Officer (Principal Financial Officer)

Date:  April 29, 2004